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                                                                    EXHIBIT 10.4


                            AESOP FUNDING II L.L.C.,
                                    as Issuer

                                       and

                              THE BANK OF NEW YORK,
                       as Trustee and Series 2002-1 Agent

                              ---------------------

                            SERIES 2002-1 SUPPLEMENT
                            dated as of July 25, 2002

                                       to

                       AMENDED AND RESTATED BASE INDENTURE
                            dated as of July 30, 1997

                              ---------------------

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          SERIES 2002-1 SUPPLEMENT, dated as of July 25, 2002 (this
"Supplement"), between AESOP FUNDING II L.L.C., a special purpose limited liability company established under the laws of Delaware ("AFC-II"), THE BANK OF NEW YORK, a New York banking corporation, as successor in interest to the corporate trust administration of Harris Trust and Savings Bank, as trustee (together with its successors in trust thereunder as provided in the Base Indenture referred to below, the "Trustee"), and THE BANK OF NEW YORK, a New York banking corporation, as agent for the benefit of the Series 2002-1 Noteholders and the Surety Provider (the "Series 2002-1 Agent"), to the Amended and Restated Base Indenture, dated as of July 30, 1997, between AFC-II and the Trustee (as amended, modified or supplemented from time to time, exclusive of Supplements creating a new Series of Notes, the "Base Indenture").

                              PRELIMINARY STATEMENT

          WHEREAS, Sections 2.2 and 12.1 of the Base Indenture provide, among other things, that AFC-II and the Trustee may at any time and from time to time enter into a supplement to the Base Indenture for the purpose of authorizing the issuance of one or more Series of Notes;

          NOW, THEREFORE, the parties hereto agree as follows:

                                   DESIGNATION

          There is hereby created a Series of Notes of two classes to be issued pursuant to the Base Indenture and this Supplement and such Series of Notes shall be designated generally as Series 2002-1 Rental Car Asset Backed Notes.

          The Series 2002-1 Notes will be issued in two classes: one of which shall be designated as the Series 2002-1 3.85% Rental Car Asset Backed Notes, Class A-1, and the other of which shall be designated as Series 2002-1 Floating Rate Rental Car Asset Backed Notes, Class A-2.

          The proceeds from the sale of the Series 2002-1 Notes shall be deposited in the Collection Account and shall be paid to AFC-II and used to make Loans under the Loan Agreements to the extent that the Borrowers have requested Loans thereunder and Eligible Vehicles are available for acquisition or refinancing thereunder on the date hereof. Any such portion of proceeds not so used to make Loans shall be deemed to be Principal Collections.

          The Series 2002-1 Notes are a non-Segregated Series of Notes (as more fully described in the Base Indenture). Accordingly, all references in this Supplement to "all" Series of Notes (and all references in this Supplement to terms defined in the Base Indenture that contain references to "all" Series of Notes) shall refer to all Series of Notes other than Segregated Series of Notes.

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                                    ARTICLE I

                                   DEFINITIONS

          (a) All capitalized terms not otherwise defined herein are defined in the Definitions List attached to the Base Indenture as Schedule I thereto. All Article, Section or Subsection references herein shall refer to Articles, Sections or Subsections of the Base Indenture, except as otherwise provided herein. Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Base Indenture, each capitalized term used or defined herein shall relate only to the Series 2002-1 Notes and not to any other Series of Notes issued by AFC-II.

          (b) The following words and phrases shall have the following meanings with respect to the Series 2002-1 Notes and the definitions of such terms are applicable to the singular as well as the plural form of such terms and to the masculine as well as the feminine and neuter genders of such terms:

          "AGH" means Avis Group Holdings, Inc., a Delaware corporation.

          "AUTHORIZED NEWSPAPER" means the LUXEMBURGER WORT or other daily newspaper of general circulation in Luxembourg (or if publication is not practical in Luxembourg, in Europe).

          "BUSINESS DAY" means any day other than (a) a Saturday or a Sunday or
(b) a day on which the Surety Provider or banking institutions in New York City or in the city in which the corporate trust office of the Trustee is located are authorized or obligated by law or executive order to close.

          "CERTIFICATE OF LEASE DEFICIT DEMAND" means a certificate in the form of ANNEX A to the Series 2002-1 Letters of Credit.

          "CERTIFICATE OF TERMINATION DATE DEMAND" means a certificate in the form of ANNEX D to the Series 2002-1 Letters of Credit.

          "CERTIFICATE OF TERMINATION DEMAND" means a certificate in the form of ANNEX C to the Series 2002-1 Letters of Credit.

          "CERTIFICATE OF UNPAID DEMAND NOTE DEMAND" means a certificate in the form of ANNEX B to the Series 2002-1 Letters of Credit.

          "CLASS" means a class of the Series 2002-1 Notes, which may be the Class A-1 Notes or the Class A-2 Notes.

          "CLASS A-1 CARRYOVER CONTROLLED AMORTIZATION AMOUNT" means, with respect to any Related Month during the Class A-1 Controlled Amortization Period, the amount, if any, by which the Monthly Total Principal Allocation for the previous Related Month was less than the Class A-1 Controlled Distribution Amount for the previous Related Month; PROVIDED, HOWEVER,

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that for the first Related Month in the Class A-1 Controlled Amortization
Period, the Class A-1 Carryover Controlled Amortization Amount shall be zero.

          "CLASS A-1 CONTROLLED AMORTIZATION AMOUNT" means (i) with respect to any Related Month other than the last Related Month during the Class A-1 Controlled Amortization Period, $83,333,333.33 and (ii) with respect to the last Related Month during the Class A-1 Controlled Amortization Period, $83,333,333.35.

          "CLASS A-1 CONTROLLED AMORTIZATION PERIOD" means the period commencing at the close of business on April 1, 2005 (or, if such day is not a Business Day, the Business Day immediately preceding such day) and continuing to the earliest of (i) the commencement of the Series 2002-1 Rapid Amortization Period,
(ii) the date on which the Class A-1 Notes are fully paid and (iii) the termination of the Indenture.

          "CLASS A-1 CONTROLLED DISTRIBUTION AMOUNT" means, with respect to any Related Month during the Class A-1 Controlled Amortization Period, an amount equal to the sum of the Class A-1 Controlled Amortization Amount and any Class A-1 Carryover Controlled Amortization Amount for such Related Month.

          "CLASS A-1 EXPECTED FINAL DISTRIBUTION DATE" means the October 2005 Distribution Date.

          "CLASS A-1 FINAL DISTRIBUTION DATE" means the October 2006 Distribution Date.

          "CLASS A-1 INITIAL INVESTED AMOUNT" means the aggregate initial principal amount of the Class A-1 Notes, which is $500,000,000.

          "CLASS A-1 INVESTED AMOUNT" means, when used with respect to any date, an amount equal to the Class A-1 Outstanding Principal Amount PLUS the sum of
(a) the amount of any principal payments made to the Class A-1 Noteholders on or prior to such date with the proceeds of a demand on the Surety Bond and (b) the amount of any principal payments made to Class A-1 Noteholders that have been rescinded or otherwise returned by the Class A-1 Noteholders for any reason.

          "CLASS A-1 MONTHLY INTEREST" means, with respect to (i) the initial Series 2002-1 Interest Period, an amount equal to the product of (A) the Class A-1 Note Rate, (B) the Class A-1 Initial Invested Amount and (C) 26/360 and (ii) any other Series 2002-1 Interest Period, an amount equal to the product of (A) one-twelfth of the Class A-1 Note Rate and (B) the Class A-1 Invested Amount on the first day of such Series 2002-1 Interest Period, after giving effect to any principal payments made on such date.

          "CLASS A-1 NOTEHOLDER" means the Person in whose name a Class A-1 Note is registered in the Note Register.

          "CLASS A-1 NOTE RATE" means 3.85% per annum.

          "CLASS A-1 NOTES" means any one of the Series 2002-1 3.85% Rental Car Asset Backed Notes, Class A-1, executed by AFC-II and authenticated by or on behalf of the Trustee,

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substantially in the form of EXHIBIT A-1-1, EXHIBIT A-1-2 or EXHIBIT A-1-3.
Definitive Class A-1 Notes shall have such insertions and deletions as are necessary to give effect to the provisions of Section 2.18 of the Base Indenture.

          "CLASS A-1 OUTSTANDING PRINCIPAL AMOUNT" means, when used with respect to any date, an amount equal to (a) the Class A-1 Initial Invested Amount minus
(b) the amount of principal payments made to Class A-1 Noteholders on or prior to such date.

          "CLASS A-2 CARRYOVER CONTROLLED AMORTIZATION AMOUNT" means, with respect to any Related Month during the Class A-2 Controlled Amortization Period, the amount, if any, by which the Monthly Total Principal Allocation for the previous Related Month was less than the Class A-2 Controlled Distribution Amount for the previous Related Month; PROVIDED, HOWEVER, that for the first Related Month in the Class A-2 Controlled Amortization Period, the Class A-2 Carryover Controlled Amortization Amount shall be zero.

          "CLASS A-2 CONTROLLED AMORTIZATION AMOUNT" means (i) with respect to any Related Month other than the last Related Month during the Class A-2 Controlled Amortization Period, $41,666,666.66 and (ii) with respect to the last Related Month during the Class A-2 Controlled Amortization Period, $41,666,666.70.

          "CLASS A-2 CONTROLLED AMORTIZATION PERIOD" means the period commencing at the close of business on April 1, 2007 (or, if such day is not a Business Day, the Business Day immediately preceding such day) and continuing to the earliest of (i) the commencement of the Series 2002-1 Rapid Amortization Period,
(ii) the date on which the Class A-2 Notes are fully paid and the Surety Provider has been paid all Surety Provider Fees and all other Surety Provider Reimbursement Amounts then due, (iii) the Series 2002-1 Termination Date, and
(iv) the termination of the Indenture.

          "CLASS A-2 CONTROLLED DISTRIBUTION AMOUNT" means, with respect to any Related Month during the Class A-2 Controlled Amortization Period, an amount equal to the sum of the Class A-2 Controlled Amortization Amount and any Class A-2 Carryover Controlled Amortization Amount for such Related Month.

          "CLASS A-2 EXPECTED FINAL DISTRIBUTION DATE" means the October 2007 Distribution Date.

          "CLASS A-2 FINAL DISTRIBUTION DATE" means the October 2008 Distribution Date.

          "CLASS A-2 INITIAL INVESTED AMOUNT" means the aggregate initial principal amount of the Class A-2 Notes, which is $250,000,000.

          "CLASS A-2 INVESTED AMOUNT" means, when used with respect to any date, an amount equal to the Class A-2 Outstanding Principal Amount PLUS the sum of
(a) the amount of any principal payments made to the Class A-2 Noteholders on or prior to such date with the proceeds of a demand on the Surety Bond and (b) the amount of any principal payments made to Class A-2 Noteholders that have been rescinded or otherwise returned by the Class A-2 Noteholders for any reason.

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          "CLASS A-2 MONTHLY INTEREST" means, with respect to any Series 2002-1
Interest Period, an amount equal to the product of (A) the Class A-2 Invested Amount on the first day of such Series 2002-1 Interest Period, after giving effect to any principal payments made on such date, (B) the Series Class A-2 Note Rate for such Series 2002-1 Interest Period and (C) the number of days in such Series 2002-1 Interest Period divided by 360.

          "CLASS A-2 NOTE RATE" means, for (i) the initial Series 2002-1 Interest Period, 2.12688% per annum and (ii) any other Series 2002-1 Interest Period, the sum of 0.29% PLUS LIBOR for such Series 2002-1 Interest Period.

          "CLASS A-2 NOTEHOLDER" means the Person in whose name a Class A-2 Note is registered in the Note Register.

          "CLASS A-2 NOTES" means any one of the Series 2002-1 Floating Rate Rental Car Asset Backed Notes, Class A-2, executed by AFC-II and authenticated by or on behalf of the Trustee, substantially in the form of EXHIBIT A-2-1, EXHIBIT A-2-2 or EXHIBIT A-2-3. Definitive Class A-2 Notes shall have such insertions and deletions as are necessary to give effect to the provisions of
Section 2.18 of the Base Indenture.

          "CLASS A-2 OUTSTANDING PRINCIPAL AMOUNT" means, when used with respect to any date, an amount equal to (a) the Class A-2 Initial Invested Amount minus
(b) the amount of principal payments made to Class A-2 Noteholders on or prior to such date.

          "CLEARSTREAM" has the meaning specified in Section 5.2 of this Supplement.

          "CONSENT" has the meaning set forth in Article IV of this Supplement.

          "CONSENT PERIOD EXPIRATION DATE" has the meaning set forth in Article IV of this Supplement.

          "DEMAND NOTE ISSUER" means each issuer of a Series 2002-1 Demand Note.

          "DESIGNATED AMOUNTS" has the meaning set forth in Article IV of this Supplement.

          "DISBURSEMENT" means any Lease Deficit Disbursement, any Unpaid Demand Note Disbursement, any Termination Disbursement or any Termination Date Disbursement under a Series 2002-1 Letter of Credit, or any combination thereof, as the context may require.

          "EXCESS COLLECTIONS" has the meaning specified in Section 2.3(g)(i) of this Supplement.

          "INSURANCE AGREEMENT" means the Insurance Agreement, dated as of July 25, 2002, among the Surety Provider, the Trustee and AFC-II, which shall constitute an "Enhancement Agreement" with respect to the Series 2002-1 Notes for all purposes under the Indenture.

          "INSURED PRINCIPAL DEFICIT AMOUNT" means, with respect to any Distribution Date, the excess, if any, of (a) the Series 2002-1 Outstanding Principal Amount on such Distribution

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Date (after giving effect to the distribution of the Monthly Total Principal
Allocation for the Related Month) over (b) the sum of the Series 2002-1 Available Reserve Account Amount on such Distribution Date, the Series 2002-1 Letter of Credit Amount on such Distribution Date and the Series 2002-1 AESOP I Operating Lease Loan Agreement Borrowing Base on such Distribution Date.

          "INTEREST RATE CAP COUNTERPARTY" means AFC-II's counterparty under a Series 2002-1 Interest Rate Cap.

          "LEASE DEFICIT DISBURSEMENT" means an amount drawn under a Series 2002-1 Letter of Credit pursuant to a Certificate of Lease Deficit Demand.

          "LIBOR" means, with respect to each Series 2002-1 Interest Period, a rate per annum to be determined by the Trustee as follows:

          (i) On each LIBOR Determination Date, the Trustee will determine the London interbank offered rate for U.S. dollar deposits for one month that appears on Telerate Page 3750 as it relates to U.S. dollars as of 11:00 a.m., London time, on such LIBOR Determination Date:

          (ii) If, on any LIBOR Determination Date, such rate does not appear on Telerate Page 3750, the Trustee will request that the principal London offices of each of four major banks in the London interbank market selected by the Trustee provide the Trustee with offered quotations for deposits in U.S. dollars for a period of one month, commencing on the first day of such Series 2002-1 Interest Period, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on such LIBOR Determination Date and in a principal amount equal to an amount of not less than $250,000 that is representative of a single transaction in such market at such time. If at least two such quotations are provided, "LIBOR" for such Series 2002-1 Interest Period will be the arithmetic mean of such quotations; or

          (iii) If fewer than two such quotations are provided, "LIBOR" for such Series 2002-1 Interest Period will be the arithmetic mean of rates quoted by three major banks in the City of New York selected by the Trustee at approximately 11:00 a.m., New York City time, on such LIBOR Determination Date for loans in U.S. dollars to leading European banks, for a period of one month, commencing on the first day of such Series 2002-1 Interest Period, and in a principal amount equal to an amount of not less than $250,000 that is representative of a single transaction in such market at such time; PROVIDED, HOWEVER, that if the banks selected as aforesaid by such Trustee are not quoting rates as mentioned in this sentence, "LIBOR" for such Series 2002-1 Interest Period will be the same as "LIBOR" for the immediately preceding Series 2002-1 Interest Period.

          "LIBOR DETERMINATION DATE" means, with respect to any Series 2002-1 Interest Period, the second London Banking Day preceding the first day of such Series 2002-1 Interest Period.

          "LONDON BANKING DAY" means any business day on which dealings in deposits in United States dollars are transacted in the London interbank market.

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          "MOODY'S" means Moody's Investors Service.

          "MOODY'S QUALIFIED INTEREST RATE CAP COUNTERPARTY" means (i) at the time of entering into the related Series 2002-1 Interest Rate Cap, a bank or other financial institution having a short-term senior unsecured debt rating of "P-1" from Moody's and having a long-term senior unsecured debt rating of at least "A1" from Moody's and (ii) at any other time, (A) a bank or other financial institution having a short-term senior unsecured debt rating of "P-1" from Moody's and having a long-term senior unsecured debt rating of at least "A1" from Moody's or (B) a bank or other financial institution without either a short-term senior unsecured debt rating of "P-1" from Moody's or a long-term senior unsecured senior debt rating of at least "A1" from Moody's who has provided collateral for its obligations under the related Series 2002-1 Interest Rate Cap (subject to terms and with assets satisfactory to the Surety Provider) which will be sufficient to restore the immediately prior ratings of the Series 2002-1 Notes without giving effect to the Surety Bond; PROVIDED that at no time shall a bank or other financial institution with a long-term senior unsecured debt rating which has been withdrawn or is less than "A2" from Moody's be a Moody's Qualified Interest Rate Cap Counterparty.

          "MONTHLY TOTAL PRINCIPAL ALLOCATION" means for any Related Month the sum of all Series 2002-1 Principal Allocations with respect to such Related Month.

          "PAST DUE RENT PAYMENT" has the meaning specified in Section 2.2(a) of this Supplement.

          "PERMANENT GLOBAL CLASS A-1 NOTE" has the meaning specified in Section
5.2 of this Supplement.

          "PERMANENT GLOBAL CLASS A-2 NOTE" has the meaning specified in Section
5.2 of this Supplement.

          "PRE-PREFERENCE PERIOD DEMAND NOTE PAYMENTS" means, as of any date of determination, the aggregate amount of all proceeds of demands made on the Series 2002-1 Demand Notes included in the Series 2002-1 Demand Note Payment Amount as of the Series 2002-1 Letter of Credit Termination Date that were paid by the Demand Note Issuers more than one year before such date of determination; PROVIDED, HOWEVER, that if an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to a Demand Note Issuer occurs during such one year period, (x) the Pre-Preference Period Demand Note Payments as of any date during the period from and including the date of the occurrence of such Event of Bankruptcy to and including the conclusion or dismissal of the proceedings giving rise to such Event of Bankruptcy without continuing jurisdiction by the court in such proceedings shall equal the Pre-Preference Period Demand Note Payments as of the date of such occurrence for all Demand
Note Issuers and (y) the Pre-Preference Period Demand Note Payments as of any date after the conclusion or dismissal of such proceedings shall equal the Series 2002-1 Demand Note Payment Amount as of the date of the conclusion or dismissal of such proceedings.

          "PRINCIPAL DEFICIT AMOUNT" means, with respect to any Distribution Date, the excess, if any, of (i) the Series 2002-1 Invested Amount on such Distribution Date (after giving

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effect to the distribution of the Monthly Total Principal Allocation for the
Related Month) measured as of such Distribution Date over (ii) the Series 2002-1 AESOP I Operating Lease Loan Agreement Borrowing Base on such Distribution Date; PROVIDED, HOWEVER the Principal Deficit Amount, with respect to any Distribution Date occurring during the period commencing on and including the date of the filing by any of the Lessees of a petition for relief under Chapter 11 of the Bankruptcy Code to but excluding the date on which each of the Lessees shall have resumed making all payments of the portion of Monthly Base Rent relating to Loan Interest required to be made under the AESOP I Operating Lease, shall mean the excess, if any, of (x) the Series 2002-1 Invested Amount on such Distribution Date (after giving effect to the distribution of Monthly Total Principal Allocation for the Related Month) over (y) the sum of (1) the Series 2002-1 AESOP I Operating Lease Loan Agreement Borrowing Base on such Distribution Date and (2) the lesser of (a) the Series 2002-1 Liquidity Amount on such Distribution Date and (b) the Series 2002-1 Required Liquidity Amount on such Distribution Date.

          "PRO RATA SHARE" means, with respect to any Series 2002-1 Letter of Credit Provider as of any date, the fraction (expressed as a percentage) obtained by dividing (A) the available amount under such Series 2002-1 Letter of Credit Provider's Series 2002-1 Letter of Credit as of such date by (B) an amount equal to the aggregate available amount under all Series 2002-1 Letters of Credit as of such date; PROVIDED, that only for purposes of calculating the Pro Rata Share with respect to any Series 2002-1 Letter of Credit Provider as of any date, if such Series 2002-1 Letter of Credit Provider has not complied with its obligation to pay the Trustee the amount of any draw under its Series 2002-1 Letter of Credit made prior to such date, the available amount under such Series 2002-1 Letter of Credit Provider's Series 2002-1 Letter of Credit as of such date shall be treated as reduced (for calculation purposes only) by the amount of such unpaid demand and shall not be reinstated for purposes of such calculation unless and until the date as of which such Series 2002-1 Letter of Credit Provider has paid such amount to the Trustee and been reimbursed by the Lessee or the applicable Demand Note Issuer, as the case may be, for such amount (PROVIDED that the foregoing calculation shall not in any manner reduce the undersigned's actual liability in respect of any failure to pay any demand under its Series 2002-1 Letter of Credit).

          "QUALIFIED INTEREST RATE CAP COUNTERPARTY" means a counterparty to a Series 2002-1 Interest Rate Cap who is acceptable to the Surety Provider and is
(i) an S&P Qualified Interest Rate Cap Counterparty, (ii) a Moody's Qualified Interest Rate Cap Counterparty and (iii) a Surety Provider Qualified Interest Rate Cap Counterparty.

          "REQUISITE NOTEHOLDERS" means Series 2002-1 Noteholders holding more than 50% of the Series 2002-1 Invested Amount.

          "RESTRICTED GLOBAL CLASS A-1 NOTE" has the meaning specified in
Section 5.1 of this Supplement.

          "RESTRICTED GLOBAL CLASS A-2 NOTE" has the meaning specified in
Section 5.1 of this Supplement.

          "S&P QUALIFIED INTEREST RATE CAP COUNTERPARTY" means a bank or other financial institution, which has a short-term senior and unsecured debt rating of at least "A-1" or a long-

                                       -8-
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term senior and unsecured rating of at least "A+", in each case, from Standard &
Poor's or is otherwise approved by Standard & Poor's.

          "SERIES 1997-1 NOTES" means the Series of Notes designated as the Series 1997-1 Notes.

          "SERIES 1998-1 NOTES" means the Series of Notes designated as the Series 1998-1 Notes.

          "SERIES 2000-1 NOTES" means the Series of Notes designated as the Series 2000-1 Notes.

          "SERIES 2000-2 NOTES" means the Series of Notes designated as the Series 2000-2 Notes.

          "SERIES 2000-3 NOTES" means the Series of Notes designated as the Series 2000-3 Notes.

          "SERIES 2000-4 NOTES" means the Series of Notes designated as the Series 2000-4 Notes.

          "SERIES 2001-1 NOTES" means the Series of Notes designated as the Series 2002-1 Notes.

          "SERIES 2001-2 NOTES" means the Series of Notes designated as the Series 2001-2 Notes.

          "SERIES 2002-1 ACCOUNTS" means each of the Series 2002-1 Distribution Account, the Series 2002-1 Reserve Account, the Series 2002-1 Collection Account, the Series 2002-1 Excess Collection Account and the Series 2002-1 Accrued Interest Account.

          "SERIES 2002-1 ACCRUED INTEREST ACCOUNT" has the meaning specified in
Section 2.1(b) of this Supplement.

          "SERIES 2002-1 ADJUSTED MONTHLY INTEREST" means (a) for the initial Distribution Date, $1,774,297.78 and (b) for any other Distribution Date, the sum of (i) the sum of (A) for the Series 2002-1 Interest Period ending on the day preceding such Distribution Date, an amount equal to the product of (1) the Class A-1 Note Rate and (2) the Class A-1 Outstanding Principal Amount on the first day of such Series 2002-1 Interest Period, divided by twelve and (B) an amount equal to the product of (1) the Class A-2 Note Rate for such Series 2002-1 Interest Period, (2) the Class A-2 Outstanding Principal Amount on the first day of such Series 2002-1 Interest Period, and (3) a fraction, the numerator of which is the number of days in such Series 2002-1 Interest Period and the denominator of which is 360 and (ii) any amount described in clause
(b)(i) with respect to a prior Distribution Date that remains unpaid as of such Distribution Date (together with any accrued interest on such amount).

          "SERIES 2002-1 AGENT" has the meaning specified in the first paragraph of this Supplement.

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          "SERIES 2002-1 AESOP I OPERATING LEASE LOAN AGREEMENT BORROWING BASE"
means, as of any date of determination, the product of (a) the Series 2002-1 AESOP I Operating Lease Vehicle Percentage as of such date and (b) the AESOP I Operating Lease Loan Agreement Borrowing Base as of such date.

          "SERIES 2002-1 AESOP I OPERATING LEASE VEHICLE PERCENTAGE" means, as of any date of determination, a fraction, expressed as a percentage, the numerator of which is the Series 2002-1 Required AESOP I Operating Lease Vehicle Amount as of such date and the denominator of which is the sum of the Required AESOP I Operating Lease Vehicle Amounts for all Series of Notes as of such date.

          "SERIES 2002-1 AVAILABLE CASH COLLATERAL ACCOUNT AMOUNT" means, as of any date of determination, the amount on deposit in the Series 2002-1 Cash Collateral Account (after giving effect to any deposits thereto and withdrawals and releases therefrom on such date).

          "SERIES-2002-1 AVAILABLE RESERVE ACCOUNT AMOUNT" means, as of any date of determination, the amount on deposit in the Series 2002-1 Reserve Account (after giving effect to any deposits thereto and withdrawals and releases therefrom on such date).

          "SERIES 2002-1 CASH COLLATERAL ACCOUNT" has the meaning specified in
Section 2.8(f) of this Supplement.

          "SERIES 2002-1 CASH COLLATERAL ACCOUNT COLLATERAL" has the meaning specified in Section 2.8(a) of this Supplement.

          "SERIES 2002-1 CASH COLLATERAL ACCOUNT SURPLUS" means, with respect to any Distribution Date, the lesser of (a) the Series 2002-1 Available Cash Collateral Account Amount and (b) the lesser of (A) the excess, if any, of the Series 2002-1 Liquidity Amount over the Series 2002-1 Required Liquidity Amount on such Distribution Date (after giving effect to any withdrawal from the Series 2002-1 Reserve Account on such Distribution Date) and (B) the excess, if any, of the Series 2002-1 Required Enhancement Amount over the Series 2002-1 Enhancement Amount on such Distribution Date (after giving affect to any withdrawal from the Series 2002-1 Reserve Account on such Distribution Date); PROVIDED, HOWEVER that, on any date after the Series 2002-1 Letter of Credit Termination Date, the Series 2002-1 Cash Collateral Account Surplus shall mean the excess, if any, of
(x) the Series 2002-1 Available Cash Collateral Account Amount over (y) the Series 2002-1 Demand Note Payment Amount MINUS the Pre-Preference Period Demand Note Payments as of such date.

          "SERIES 2002-1 CASH COLLATERAL PERCENTAGE" means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the Series 2002-1 Available Cash Collateral Amount as of such date and the denominator of which is the Series 2002-1 Letter of Credit Liquidity Amount as of such date.

          "SERIES 2002-1 CLOSING DATE" means July 25, 2002.

          "SERIES 2002-1 COLLATERAL" means the Collateral, each Series 2002-1 Letter of Credit, each Series 2002-1 Demand Note, the Series 2002-1 Distribution Account Collateral, the

Series 2002-1 Interest Rate Cap Collateral, the Series 2002-1 Cash Collateral Account Collateral and the Series 2002-1 Reserve Account Collateral.

          "SERIES 2002-1 COLLECTION ACCOUNT" has the meaning specified in
Section 2.1(b) of this Supplement.

          "SERIES 2002-1 CONTROLLED AMORTIZATION PERIOD" means the Class A-1 Controlled Amortization Period and/or the Class A-2 Controlled Amortization Period as the case may be.

          "SERIES 2002-1 DEMAND NOTE" means each demand note made by a Demand
Note Issuer, substantially in the form of EXHIBIT C to this Supplement, as amended, modified or restated from time to time.

          "SERIES 2002-1 DEMAND NOTE PAYMENT AMOUNT" means, as of the Series 2002-1 Letter of Credit Termination Date, the aggregate amount of all proceeds of demands made on the Series 2002-1 Demand Notes pursuant to Section 2.5(b) or
(c) of this Supplement that were deposited into the Series 2002-1 Distribution Account and paid to the Series 2002-1 Noteholders during the one year period ending on the Series 2002-1 Letter of Credit Termination Date; PROVIDED, HOWEVER, that if an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to a Demand Note Issuer shall have occurred during such one year period, the Series 2002-1 Demand Note Payment Amount as of the Series 2002-1 Letter of Credit Termination Date shall equal the Series 2002-1 Demand Note Payment Amount as if it were calculated as of the date of such occurrence.

          "SERIES 2002-1 DEPOSIT DATE" has the meaning specified in Section 2.2 of this Supplement.

          "SERIES 2002-1 DISTRIBUTION ACCOUNT" has the meaning specified in
Section 2.9(a) of this Supplement.

          "SERIES 2002-1 DISTRIBUTION ACCOUNT COLLATERAL" has the meaning specified in Section 2.9(d) of this Supplement.

          "SERIES 2002-1 ELIGIBLE LETTER OF CREDIT PROVIDER" means a person satisfactory to ARAC, the Demand Note Issuers and the Surety Provider and having, at the time of the issuance of the related Series 2002-1 Letter of Credit, a long-term senior unsecured debt rating (or the equivalent thereof in the case of Moody's or S&P, as applicable) of at least "A+" from S&P and at least "Al" from Moody's and a short-term senior unsecured debt rating of "P-1" from Moody's that is (a) a commercial bank having total assets in excess of $500,000,000, (b) a finance company, insurance company or other financial institution that in the ordinary course of business issues letters of credit and has total assets in excess of $200,000,000 or (c) any other financial institution; PROVIDED that if a person is not a Series 2002-1 Letter of Credit Provider (or a letter of credit provider under the Supplement for any other Series of Notes), then such person shall not be a Series 2002-1 Eligible Letter of Credit Provider until AFC-II has provided 10 days' prior notice to the Rating Agencies that such person has been proposed as a Series 2002-1 Letter of Credit Provider.

          "SERIES 2002-1 ENHANCEMENT" means the Series 2002-1 Cash Collateral Account Collateral, the Series 2002-1 Letters of Credit, the Series 2002-1 Overcollateralization Amount and the Series 2002-1 Reserve Account Amount.

          "SERIES 2002-1 ENHANCEMENT AMOUNT" means, as of any date of determination, the sum of (i) the Series 2002-1 Overcollateralization Amount as of such date, (ii) the Series 2002-1 Letter of Credit Amount as of such date,
(iii) the Series 2002-1 Available Reserve Account Amount as of such date and
(iv) the amount of cash and Permitted Investments on deposit in the Series 2002-1 Collection Account (not including amounts allocable to the Series 2002-1 Accrued Interest Account) and the Series 2002-1 Excess Collection Account as of such date.

          "SERIES 2002-1 ENHANCEMENT DEFICIENCY" means, on any date of determination, the amount by which the Series 2002-1 Enhancement Amount is less than the Series 2002-1 Required Enhancement Amount as of such date.

          "SERIES 2002-1 EXCESS COLLECTION ACCOUNT" has the meaning specified in
Section 2.1(b) of this Supplement.

          "SERIES 2002-1 FINAL DISTRIBUTION DATE" means the Class A-1 Final Distribution Date or the Class A-2 Final Distribution Date.

          "SERIES 2002-1 INITIAL INVESTED AMOUNT" means the sum of the Class A-1 Initial Invested Amount and the Class A-2 Initial Invested Amount.

          "SERIES 2002-1 INTEREST PERIOD" means a period commencing on and including a Distribution Date and ending on and including the day preceding the next succeeding Distribution Date; PROVIDED, HOWEVER that the initial Series 2002-1 Interest Period shall commence on and include the Series 2002-1 Closing Date and end on and include August 19, 2002.

          "SERIES 2002-1 INTEREST RATE CAP" has the meaning specified in Section 2.10(a) of this Supplement.

          "SERIES 2002-1 INTEREST RATE CAP COLLATERAL" has the meaning specified in Section 2.10(d) of this Supplement.

          "SERIES 2002-1 INTEREST RATE CAP PROCEEDS" means the amounts received by the Trustee from an Interest Rate Cap Counterparty from time to time in respect of a Series 2002-1 Interest Rate Cap (including amounts received from a guarantor or from collateral).

          "SERIES 2002-1 INVESTED AMOUNT" means, as of any date of determination, the sum of the Class A-1 Invested Amount and the Class A-2 Invested Amount as of such date.

          "SERIES 2002-1 INVESTED PERCENTAGE" means as of any date of determination:

          (a) when used with respect to Principal Collections, the percentage equivalent (which percentage shall never exceed 100%) of a fraction the numerator of which shall be equal to the sum of the Series 2002-1 Invested Amount and the Series 2002-1 Over-collateralization

     Amount, determined during the Series 2002-1 Revolving Period as of the end of the Related Month (or, until the end of the initial Related Month, on the Series 2002-1 Closing Date), or, during the Series 2002-1 Controlled Amortization Period and the Series 2002-1 Rapid Amortization Period, as of the end of the Series 2002-1 Revolving Period, and the denominator of which shall be the greater of (I) the Aggregate Asset Amount as of the end of the Related Month or, until the end of the initial Related Month, as of the Series 2002-1 Closing Date, and (II) as of the same date as in clause (I), the sum of the numerators used to determine (i) invested percentages for allocations with respect to Principal Collections (for all Series of Notes and all classes of such Series of Notes) and (ii) overcollateralization percentages for allocations with respect to Principal Collections (for all Series of Notes that provide for credit enhancement in the form of overcollateralization); and

          (b) when used with respect to Interest Collections, the percentage equivalent (which percentage shall never exceed 100%) of a fraction the numerator of which shall be the Accrued Amounts with respect to the Series 2002-1 Notes on such date of determination, and the denominator of which shall be the aggregate Accrued Amounts with respect to all Series of Notes on such date of determination.

          "SERIES 2002-1 LEASE INTEREST PAYMENT DEFICIT" means on any Distribution Date an amount equal to the excess, if any, of (a) the aggregate amount of Interest Collections which pursuant to Section 2.2(a), (b), (c) or (d) of this Supplement would have been allocated to the Series 2002-1 Accrued Interest Account if all payments of Monthly Base Rent required to have been made under the Leases from and excluding the preceding Distribution Date to and including such Distribution Date were made in full over (b) the aggregate amount of Interest Collections which pursuant to Section 2.2(a), (b), (c) or (d) of this Supplement have been allocated to the Series 2002-1 Accrued Interest Account from and excluding the preceding Distribution Date to and including such Distribution Date.

          "SERIES 2002-1 LEASE PAYMENT DEFICIT" means either a Series 2002-1 Lease Interest Payment Deficit or a Series 2002-1 Lease Principal Payment Deficit.

          "SERIES 2002-1 LEASE PRINCIPAL PAYMENT CARRYOVER DEFICIT" means (a) for the initial Distribution Date, zero and (b) for any other Distribution Date, the excess of (x) the Series 2002-1 Lease Principal Payment Deficit, if any, on the preceding Distribution Date OVER (y) the amount deposited in the Distribution Account on such preceding Distribution Date pursuant to Section 2.5(b) of this Supplement on account of such Series 2002-1 Lease Principal Payment Deficit.

          "SERIES 2002-1 LEASE PRINCIPAL PAYMENT DEFICIT" means on any Distribution Date the sum of (a) the Series 2002-1 Monthly Lease Principal Payment Deficit for such Distribution Date and (b) the Series 2002-1 Lease Principal Payment Carryover Deficit for such Distribution Date.

          "SERIES 2002-1 LETTER OF CREDIT" means an irrevocable letter of credit, if any, substantially in the form of EXHIBIT D to this Supplement issued by a Series 2002-1 Eligible Letter of Credit Provider in favor of the Trustee for the benefit of the Series 2002-1 Noteholders and the Surety Provider in form and substance satisfactory (including the issuance of legal opinions addressing enforceability and preference issues) to the Surety Provider.

          "SERIES 2002-1 LETTER OF CREDIT AMOUNT" means, as of any date of determination, the lesser of (a) the sum of (i) the aggregate amount available to be drawn on such date under each Series 2002-1 Letter of Credit, as specified therein, and (ii) if the Series 2002-1 Cash Collateral Account has been established and funded pursuant to Section 2.8 of this Supplement, the Series 2002-1 Available Cash Collateral Account Amount on such date and (b) the aggregate outstanding principal amount of the Series 2002-1 Demand Notes on such date.

          "SERIES 2002-1 LETTER OF CREDIT EXPIRATION DATE" means, with respect to any Series 2002-1 Letter of Credit, the expiration date set forth in such Series 2002-1 Letter of Credit, as such date may be extended in accordance with the terms of such Series 2002-1 Letter of Credit.

          "SERIES 2002-1 LETTER OF CREDIT LIQUIDITY AMOUNT" means, as of any date of determination, the sum of (a) the aggregate amount available to be drawn on such date under each Series 2002-1 Letter of Credit, as specified therein, and (b) if the Series 2002-1 Cash Collateral Account has been established and funded pursuant to Section 2.8 of this Supplement, the Series 2002-1 Available Cash Collateral Account Amount on such date.

          "SERIES 2002-1 LETTER OF CREDIT PROVIDER" means the issuer of a Series 2002-1 Letter of Credit.

          "SERIES 2002-1 LETTER OF CREDIT TERMINATION DATE" means the first to occur of (a) the date on which the Series 2002-1 Notes are fully paid and the Surety Provider has been paid all Surety Provider Fees and all other Surety Provider Reimbursement Amounts then due, (b) the Series 2002-1 Termination Date and (c) such earlier date consented to by the Surety Provider and the Rating Agencies which consent by the Surety Provider shall be in writing.

          "SERIES 2002-1 LIMITED LIQUIDATION EVENT OF DEFAULT" means, so long as such event or condition continues, any event or condition of the type specified in clauses (a) through (j) of Article III of this Supplement; PROVIDED, HOWEVER, that any event or condition of the type specified in clauses (a) through (e) and
(h) through (j) of Article III of this Supplement shall not constitute a Series 2002-1 Limited Liquidation Event of Default if (i) within such thirty (30) day period, such Amortization Event shall have been cured and, after such cure of such Amortization Event is provided for, the Trustee shall have received the written consent of the Surety Provider waiving the occurrence of such Series 2002-1 Limited Liquidation Event of Default or (ii) the Trustee shall have received the written consent of the Surety Provider waiving the occurrence of such Series 2002-1 Limited Liquidation Event of Default.

          "SERIES 2002-1 LIQUIDITY AMOUNT" means, as of any date of determination, the sum of (a) the Series 2002-1 Letter of Credit Liquidity Amount on such date and (b) the Series 2002-1 Available Reserve Account Amount on such date.

          "SERIES 2002-1 MAXIMUM AGGREGATE SUBARU/HYUNDAI/SUZUKI AMOUNT" means, as of any day, with respect to Subaru, Hyundai and Suzuki, in the aggregate, an amount equal to 10% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

          "SERIES 2002-1 MAXIMUM AMOUNT" means any of the Series 2002-1 Maximum Manufacturer Amounts, the Series 2002-1 Maximum Non-Eligible Manufacturer Amount, the Series 2002-1 Maximum Non-Program Vehicle Amount or the Series 2002-1 Maximum Specified States Amount.

          "SERIES 2002-1 MAXIMUM INDIVIDUAL SUBARU/HYUNDAI/SUZUKI AMOUNT" means, as of any day, with respect to Subaru, Hyundai or Suzuki, individually, an amount equal to 5% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

          "SERIES 2002-1 MAXIMUM MANUFACTURER AMOUNT" means, as of any day, any of the Series 2002-1 Maximum Mitsubishi Amount, the Series 2002-1 Maximum Individual Subaru/Hyundai/Suzuki Amount or the Series 2002-1 Maximum Aggregate Subaru/Hyundai/Suzuki Amount.

          "SERIES 2002-1 MAXIMUM MITSUBISHI AMOUNT" means, as of any day, an amount equal to 10% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

          "SERIES 2002-1 MAXIMUM NON-ELIGIBLE MANUFACTURER AMOUNT" means, as of any day, an amount equal to 3% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

          "SERIES 2002-1 MAXIMUM NON-PROGRAM VEHICLE AMOUNT" means, as of any day, an amount equal to the Series 2002-1 Maximum Non-Program Vehicle Percentage of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

          "SERIES 2002-1 MAXIMUM NON-PROGRAM VEHICLE PERCENTAGE" means 25% or such lesser percentage as may be agreed to in writing by AFC-II and the Surety Provider on or after the Series 2002-1 Closing Date, with prompt written notice thereof delivered by AFC-II to the Trustee.

          "SERIES 2002-1 MAXIMUM SPECIFIED STATES AMOUNT" means, as of any day, an amount equal to 7.5% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

          "SERIES 2002-1 MONTHLY INTEREST" means, with respect to any Series 2002-1 Interest Period, the sum of the Class A-1 Monthly Interest and the Class A-2 Monthly Interest with respect to such Series 2002-1 Interest Period.

          "SERIES 2002-1 MONTHLY LEASE PRINCIPAL PAYMENT DEFICIT" means on any Distribution Date an amount equal to the excess, if any, of (a) the aggregate amount of Principal Collections which pursuant to Section 2.2(a), (b), (c) or
(d) of this Supplement would have been allocated to the Series 2002-1 Collection Account if all payments required to have been made under the Leases from and excluding the preceding Distribution Date to and including such Distribution Date were made in full over (b) the aggregate amount of Principal Collections which pursuant to Section 2.2(a), (b), (c) or (d) of this Supplement have been allocated to the Series 2002-1 Collection Account from and excluding the preceding Distribution Date to and including such Distribution Date.

          "SERIES 2002-1 NON-PROGRAM VEHICLE PERCENTAGE" means, as of any date of determination, a fraction, expressed as a percentage, the numerator of which is the aggregate Net Book Value of all Non-Program Vehicles leased under the AESOP I Operating Lease as of such date and the denominator of which is the aggregate Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of such date.

          "SERIES 2002-1 NOTE RATE" means, the Class A-1 Note Rate or the Class A-2 Note Rate, as the context may require.

          "SERIES 2002-1 NOTEHOLDER" means any Class A-1 Noteholder or any Class A-2 Noteholder.

          "SERIES 2002-1 NOTES" means, collectively, the Class A-1 Notes and the Class A-2 Notes.

          "SERIES 2002-1 OUTSTANDING PRINCIPAL AMOUNT" means, as of any date of determination, the sum of the Class A-1 Outstanding Principal Amount and the Class A-2 Outstanding Principal Amount.

          "SERIES 2002-1 OVERCOLLATERALIZATION AMOUNT" means (i) as of any date on which no AESOP I Operating Lease Vehicle Deficiency exists, the Series 2002-1 Required Overcollateralization Amount as of such date and (ii) as of any date on which an AESOP I Operating Lease Vehicle Deficiency exists, the excess, if any, of (x) the Series 2002-1 AESOP I Operating Lease Loan Agreement Borrowing Base as of such date over (y) the Series 2002-1 Invested Amount as of such date.

          "SERIES 2002-1 PERCENTAGE" means, as of any date of determination, a fraction, expressed as a percentage, the numerator of which is the Series 2002-1 Invested Amount as of such date and the denominator of which is the sum of the Invested Amount of each Series of Notes outstanding as of such date.

          "SERIES 2002-1 PRINCIPAL ALLOCATION" has the meaning specified in
Section 2.2(a)(ii) of this Supplement.

          "SERIES 2002-1 PROGRAM VEHICLE PERCENTAGE" means, as of any date of determination, a fraction, expressed as a percentage, the numerator of which is the aggregate Net Book Value of all Program Vehicles leased under the AESOP I Operating Lease as of such date and the denominator of which is the aggregate Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of such date.

          "SERIES 2002-1 RAPID AMORTIZATION PERIOD" means the period beginning at the close of business on the Business Day immediately preceding the day on which an Amortization Event is deemed to have occurred with respect to the Series 2002-1 Notes and ending upon the earliest to occur of (i) the date on which the Series 2002-1 Notes are fully paid and the Surety Provider has been paid all Surety Provider Fees and all other Surety Provider Reimbursement Amounts then due, (ii) the Series 2002-1 Termination Date and (iii) the termination of the Indenture.

          "SERIES 2002-1 REIMBURSEMENT AGREEMENT" means any and each agreement providing for the reimbursement of a Series 2002-1 Letter of Credit Provider for draws under its Series 2002-1 Letter of Credit as the same may be amended, supplemented, restated or otherwise modified from time to time.

          "SERIES 2002-1 REPURCHASE AMOUNT" has the meaning specified in Section
6.1 of this Supplement.

          "SERIES 2002-1 REQUIRED AESOP I OPERATING LEASE VEHICLE AMOUNT" means, as of any date of determination, the sum of the Series 2002-1 Invested Amount and the Series 2002-1 Required Overcollateralization Amount as of such date.

          "SERIES 2002-1 REQUIRED ENHANCEMENT AMOUNT" means, as of any date of determination, the sum of (i) the product of the Series 2002-1 Required Enhancement Percentage as of such date and the Series 2002-1 Invested Amount as of such date, (ii) the Series 2002-1 Percentage of the excess, if any, of the Non-Program Vehicle Amount as of such date over the Series 2002-1 Maximum Non-Program Vehicle Amount as of such date, (iii) the Series 2002-1 Percentage of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Mitsubishi and leased under the Leases as of such date over the Series 2002-1 Maximum Mitsubishi Amount as of such date, (iv) the Series 2002-1 Percentage of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Subaru, Hyundai or Suzuki, individually, and leased under the Leases as of such date over the Series 2002-1 Maximum Individual Subaru/ Hyundai/Suzuki Amount as of such date, (v) the Series 2002-1 Percentage of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Subaru, Hyundai or Suzuki, in the aggregate, and leased under the Leases as of such date over the Series 2002-1 Maximum Aggregate Subaru/Hyundai/Suzuki Amount as of such date, (vi) the Series 2002-1 Percentage of the excess, if any, of the Specified States Amount as of such date over the Series 2002-1 Maximum Specified States Amount as of such date and (vii) the Series 2002-1 Percentage of the excess, if any, of the Non-Eligible Manufacturer Amount as of such date over the Series 2002-1 Maximum Non-Eligible Manufacturer Amount as of such date.

          "SERIES 2002-1 REQUIRED ENHANCEMENT PERCENTAGE" means, as of any date of determination, the sum of (i) the product of (A) 15.0% times (B) the Series 2002-1 Program Vehicle Percentage as of such date and (ii) the product of (A) the Series 2002-1 Required Non-Program Enhancement Percentage as of such date times (B) the Series 2002-1 Non-Program Vehicle Percentage as of such date.

          "SERIES 2002-1 REQUIRED LIQUIDITY AMOUNT" means, with respect to any Distribution Date, an amount equal to 3.5% of the Series 2002-1 Invested Amount on such Distribution Date (after giving effect to any payments of principal to be made on the Series 2002-1 Notes on such Distribution Date).

          "SERIES 2002-1 REQUIRED NON-PROGRAM ENHANCEMENT PERCENTAGE" means, as of any date of determination, the greater of (a) 19.5% and (b) the sum of (i) 19.5% and (ii) the highest, for any calendar month within the preceding twelve calendar months, of the greater of (x) an amount (not less than zero) equal to

100% minus the Measurement Month Average for the immediately preceding Measurement Month and (y) an amount (not less than zero) equal to 100% minus the Market Value Average as of the Determination Date within such calendar month (excluding the Market Value Average for any Determination Date which has not yet occurred).

          "SERIES 2002-1 REQUIRED OVERCOLLATERALIZATION AMOUNT" means, as of any date of determination, the excess, if any, of the Series 2002-1 Required Enhancement Amount over the sum of (i) the Series 2002-1 Letter of Credit Amount as of such date, (ii) the Series 2002-1 Available Reserve Account Amount and
(iii) the amount of cash and Permitted Investments on deposit in the Series 2002-1 Collection Account (not including amounts allocable to the Series 2002-1 Accrued Interest Account) and the Series 2002-1 Excess Collection Account on such date.

          "SERIES 2002-1 REQUIRED RESERVE ACCOUNT AMOUNT" means, with respect to any Distribution Date, an amount equal to the greater of (a) the excess, if any, of the Series 2002-1 Required Liquidity Amount on such Distribution Date over the Series 2002-1 Letter of Credit Liquidity Amount on such Distribution Date (after giving effect to any payments of principal to be made on the Series 2002-1 Notes on such Distribution Date) and (b) the excess, if any, of the Series 2002-1 Required Enhancement Amount over the Series 2002-1 Enhancement Amount (excluding therefrom the Series 2002-1 Available Reserve Account Amount and calculated after giving effect to any payments of principal to be made on the Series 2002-1 Notes) on such Distribution Date.

          "SERIES 2002-1 RESERVE ACCOUNT" has the meaning specified in Section 2.7(a) of this Supplement.

          "SERIES 2002-1 RESERVE ACCOUNT COLLATERAL" has the meaning specified in Section 2.7(d) of this Supplement.

          "SERIES 2002-1 RESERVE ACCOUNT SURPLUS" means, with respect to any Distribution Date, the excess, if any, of the Series 2002-1 Available Reserve Account Amount over the Series 2002-1 Required Reserve Account Amount on such Distribution Date.

          "SERIES 2002-1 REVOLVING PERIOD" means the period from and including the, Series 2002-1 Closing Date to the earlier of (i) the commencement of the Series 2002-1 Controlled Amortization Period and (ii) the commencement of any Series 2002-1 Rapid Amortization Period.

          "SERIES 2002-1 SHORTFALL" has the meaning specified in Section 2.3(g) of this Supplement.

          "SERIES 2002-1 TERMINATION DATE" means the October 2008 Distribution Date.

          "SERIES 2002-1 UNPAID DEMAND AMOUNT" means, with respect to any single draw pursuant to Section 2.5(c) or (d) on the Series 2002-1 Letters of Credit, the aggregate amount drawn by the Trustee on all Series 2002-1 Letters of Credit.

          "SHADOW RATING" means the rating of the Series 2002-1 Notes by Standard & Poor's or Moody's, as applicable, without giving effect to the Surety Bond.

          "STANDARD & POOR'S" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

          "SUPPLEMENT" has the meaning set forth in the preamble.

          "SURETY BOND" means the Note Guaranty Insurance Policy No. AB0571BE, dated July 25, 2002, issued by the Surety Provider.

          "SURETY DEFAULT" means (i) the occurrence and continuance of any failure by the Surety Provider to pay upon a demand for payment in accordance with the requirements of the Surety Bond or (ii) the occurrence of an Event of Bankruptcy with respect to the Surety Provider.

          "SURETY PROVIDER" means Ambac Assurance Corporation, a
Wisconsin-domiciled stock insurance corporation. The Surety Provider shall constitute an "Enhancement Provider" with respect to the Series 2002-1 Notes for all purposes under the Indenture and the other Related Documents.

          "SURETY PROVIDER FEE" has the meaning set forth in the Insurance Agreement.

          "SURETY PROVIDER QUALIFIED INTEREST RATE CAP COUNTERPARTY" shall mean at the time of entering into the related Series 2001-2 Interest Rate Cap, a bank or other financial institution having a long-term senior and unsecured debt rating of at least "AA-" from Standard & Poor's and "Aa3" from Moody's.

          "SURETY PROVIDER REIMBURSEMENT AMOUNTS" means, as of any date of determination, (i) an amount equal to the aggregate of any amounts due as of such date to the Surety Provider pursuant to the Insurance Agreement in respect of unreimbursed draws under the Surety Bond, including interest thereon determined in accordance with the Insurance Agreement, and (ii) an amount equal to the aggregate of any other amounts due as of such date to the Surety Provider pursuant to the Insurance Agreement.

          "TELERATE PAGE 3750" means the display page currently so designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

          "TEMPORARY GLOBAL CLASS A-1 NOTE" has the meaning specified in Section
5.2 of this Supplement.

          "TEMPORARY GLOBAL CLASS A-2 NOTE" has the meaning specified in Section
5.2 of this Supplement.

          "TERMINATION DATE DISBURSEMENT" means an amount drawn under a Series 2002-1 Letter of Credit pursuant to a Certificate of Termination Date Demand.

          "TERMINATION DISBURSEMENT" means an amount drawn under a Series 2002-1 Letter of Credit pursuant to a Certificate of Termination Demand.

          "TRUSTEE" has the meaning specified in the first paragraph of this Supplement.

          "UNPAID DEMAND NOTE DISBURSEMENT" means an amount drawn under a Series 2002-1 Letter of Credit pursuant to a Certificate of Unpaid Demand Note Demand.

          "WAIVER EVENT" means the occurrence of the delivery of a Waiver Request and the subsequent waiver of any Series 2002-1 Maximum Amount.

          "WAIVER REQUEST" has the meaning set forth in Article IV of this Supplement.

                                   ARTICLE II

                            SERIES 2002-1 ALLOCATIONS

          With respect to the Series 2002-1 Notes, the following shall apply:

          Section 2.1 ESTABLISHMENT OF SERIES 2002-1 COLLECTION ACCOUNT, SERIES 2002-1 EXCESS COLLECTION ACCOUNT AND SERIES 2002-1 ACCRUED INTEREST ACCOUNT. (a) All Collections allocable to the Series 2002-1 Notes shall be allocated to the Collection Account.

          (b) The Trustee will create three administrative subaccounts within the Collection Account for the benefit of the Series 2002-1 Noteholders and the Surety Provider: the Series 2002-1 Collection Account (such sub-account, the "Series 2002-1 Collection Account"), the Series 2002-1 Excess Collection Account (such sub-account, the "Series 2002-1 Excess Collection Account") and the Series 2002-1 Accrued Interest Account (such sub-account, the "Series 2002-1 Accrued Interest Account").

          Section 2.2 ALLOCATIONS WITH RESPECT TO THE SERIES 2002-1 NOTES. The net proceeds from the initial sale of the Series 2002-1 Notes will be deposited into the Collection Account. On each Business Day on which Collections are deposited into the Collection Account (each such date, a "Series 2002-1 Deposit Date"), the Administrator will direct the Trustee in writing pursuant to the Administration Agreement to allocate all amounts deposited into the Collection Account in accordance with the provisions of this Section 2.2:

          (a) ALLOCATIONS OF COLLECTIONS DURING THE SERIES 2002-1 REVOLVING PERIOD. During the Series 2002-1 Revolving Period, the Administrator will direct the Trustee in writing pursuant to the Administration Agreement to allocate on each day, prior to 11:00 a.m. (New York City time) on each Series 2002-1 Deposit Date, all amounts deposited into the Collection Account as set forth below:

                 (i) allocate to the Series 2002-1 Collection Account an amount equal to the sum of (A) the Series 2002-1 Invested Percentage (as of such day) of the aggregate amount of Interest Collections on such day and (B) any amounts received by the Trustee on such day in respect of the Series 2002-1 Interest Rate Caps. All such amounts allocated to the Series 2002-1 Collection Account shall be further allocated to the Series 2002-1 Accrued Interest Account; and

                 (ii) allocate to the Series 2002-1 Excess Collection Account an amount equal to the Series 2002-1 Invested Percentage (as of such day) of the aggregate amount of Principal Collections on such day (for any such day, the "Series 2002-1

          Principal Allocation"); PROVIDED, HOWEVER, if a Waiver Event shall have occurred, then such allocation shall be modified as provided in
          Article IV of this Supplement.

          (b) ALLOCATIONS OF COLLECTIONS DURING ANY SERIES 2002-1 CONTROLLED AMORTIZATION PERIOD. With respect to any Series 2002-1 Controlled Amortization Period, the Administrator will direct the Trustee in writing pursuant to the Administration Agreement to allocate, prior to 11:00 a.m. (New York City time) on any Series 2002-1 Deposit Date, all amounts deposited into the Collection Account as set forth below:

                 (i) allocate to the Series 2002-1 Collection Account an amount determined as set forth in Section 2.2(a)(i) above for such day, which amount shall be further allocated to the Series 2002-1 Accrued Interest Account; and

                 (ii) (A) with respect to the Class A-1 Controlled Amortization Period, allocate to the Series 2002-1 Collection Account an amount equal to the Series 2002-1 Principal Allocation for such day, which amount shall be used to make principal payments in respect of the Class A-1 Notes; PROVIDED, HOWEVER, that if the Monthly Total Principal Allocation exceeds the Class A-1 Controlled Distribution Amount, then the amount of such excess shall be allocated to the Series 2002-1 Excess Collection Account; and PROVIDED, FURTHER, that if a Waiver Event shall have occurred, then such allocation shall be modified as provided in Article IV of this Supplement, and (B) with respect to the Class A-2 Controlled Amortization Period, allocate to the Series 2002-1 Collection Account an amount equal to the Series 2002-1 Principal Allocation for such day, which amount shall be used to make principal payments in respect of the Class A-2 Notes; PROVIDED, HOWEVER, that if the Monthly Total Principal Allocation exceeds the Class A-2 Controlled Distribution Amount, then the amount of such excess shall be allocated to the Series 2002-1 Excess Collection Account; and PROVIDED, FURTHER, that if a Waiver Event shall have occurred, then such allocation shall be modified as provided in Article IV of this Supplement.

          (c) ALLOCATIONS OF COLLECTIONS DURING THE SERIES 2002-1 RAPID AMORTIZATION PERIOD. With respect to the Series 2002-1 Rapid Amortization Period, other than after the occurrence of an Event of Bankruptcy with respect to ARAC, any other Lessee or AGH, the Administrator will direct the Trustee in writing pursuant to the Administration Agreement to allocate, prior to 11:00 a.m. (New York City time) on any Series 2002-1 Deposit Date, all amounts deposited into the Collection Account as set forth below:

                 (i) allocate to the Series 2002-1 Collection Account an amount determined as set forth in Section 2.2(a)(i) above for such day, which amount shall be further allocated to the Series 2002-1 Accrued Interest Account; and

                 (ii) allocate to the Series 2002-1 Collection Account an amount equal to the Series 2002-1 Principal Allocation for such day, which amount shall be used to make principal payments in respect of the Class A-1 Notes and the Class

          A-2 Notes, ratably, without preference or priority of any kind, until the Series 2002-1 Invested Amount is paid in full.

          (d) ALLOCATIONS OF COLLECTIONS AFTER THE OCCURRENCE OF AN EVENT OF BANKRUPTCY. After the occurrence of an Event of Bankruptcy with respect to ARAC, any other Lessee or AGH, the Administrator will direct the Trustee in writing pursuant to the Administration Agreement to allocate, prior to 11:00 a.m. (New York City time) on any Series 2002-1 Deposit Date, all amounts attributable to the AESOP I Operating Lease Loan Agreement deposited into the Collection Account as set forth below:

                 (i) allocate to the Series 2002-1 Collection Account an amount equal to the sum of (A) the Series 2002-1 AESOP I Operating Lease Vehicle Percentage as of the date of the occurrence of such Event of Bankruptcy of the aggregate amount of Interest Collections made under the AESOP I Operating Lease Loan Agreement for such day and
          (B) any amounts received by the Trustee in respect of the Series 2002-1 Interest Rate Caps on such day. All such amounts allocated to the Series 2002-1 Collection Account shall be further allocated to the Series 2002-1 Accrued Interest Account;

                 (ii) allocate to the Series 2002-1 Collection Account an amount equal to the Series 2002-1 AESOP I Operating Lease Vehicle Percentage as of the date of the occurrence of such Event of Bankruptcy of the aggregate amount of Principal Collections made under the AESOP I Operating Lease Loan Agreement, which amount shall be used to make principal payments in respect of the Series Class A-1 Notes and the Class A-2 Notes, ratably, without preference or priority of any kind, until the Series 2002-1 Invested Amount is paid in full.

          (e) SERIES 2002-1 EXCESS COLLECTION ACCOUNT. Amounts allocated to the Series 2002-1 Excess Collection Account on any Series 2002-1 Deposit Date will be (w) first, deposited in the Series 2002-1 Reserve Account in an amount up to the excess, if any, of the Series 2002-1 Required Reserve Account Amount for such date over the Series 2002-1 Available Reserve Account Amount for such date, (x) second, used to pay the principal amount of other Series of Notes that are then in amortization, (y) third, released to AESOP Leasing in an amount equal to the product of (A) the Loan Agreement's Share with respect to the AESOP I Operating Lease Loan Agreement as of such date times (B) 100% minus the Loan Payment Allocation Percentage with respect to the AESOP I Operating Lease Loan Agreement as of such date times (C) the amount of any remaining funds and (z) fourth, paid to AFC-II and used to make Loans under the Loan Agreements to the extent the Borrowers have requested Loans thereunder and Eligible Vehicles are available for financing thereunder; PROVIDED, in the case of clauses (x),
     (y) and (z), that no Amortization Event, Series 2002-1 Enhancement Deficiency or AESOP I Operating Lease Vehicle Deficiency would result therefrom or exist immediately thereafter. Upon the occurrence of an Amortization Event, funds on deposit in the Series 2002-1 Excess Collection Account will be withdrawn by the Trustee, deposited in the Series 2002-1 Collection Account and allocated as Principal Collections to reduce the Series 2002-1 Invested Amount on the immediately succeeding Distribution Date.

          (f) Notwithstanding the foregoing, if in the case of Section 2.2(a) or (b), after the occurrence of a Series 2002-1 Lease Payment Deficit, the Lessees shall make payments of Monthly Base Rent or other amounts payable by the Lessees under the Leases on or prior to the fifth Business Day after the occurrence of such Series 2002-1 Lease Payment Deficit (a "PAST DUE RENT PAYMENT"), the Administrator shall direct the Trustee in writing pursuant to the Administration Agreement to allocate to the Series 2002-1 Collection Account an amount equal to the Series 2002-1 Invested Percentage as of the date of the occurrence of such Series 2002-1 Lease Payment Deficit of the Collections attributable to such Past Due Rent Payment (the "SERIES 2002-1 PAST DUE RENT PAYMENT"). The Administrator shall instruct the Trustee in writing pursuant to the Administration Agreement to withdraw from the Series 2002-1 Collection Account and apply the Series 2002-1 Past Due Rent Payment in the following order:

                 (i) if the occurrence of the related Series 2002-1 Lease Payment Deficit resulted in one or more Lease Deficit Disbursements being made under the Series 2002-1 Letters of Credit, pay to each Series 2002-1 Letter of Credit Provider who made such a Lease Deficit Disbursement for application in accordance with the provisions of the applicable Series 2002-1 Reimbursement Agreement an amount equal to the lesser of (x) the unreimbursed amount of such Series 2002-1 Letter of Credit Provider's Lease Deficit Disbursement and (y) such Series 2002-1 Letter of Credit Provider's Pro Rata Share of the Series 2002-1 Past Due Rent Payment;

                 (ii) if the occurrence of such Series 2002-1 Lease Payment Deficit resulted in a withdrawal being made from the Series 2002-1 Cash Collateral Account, deposit in the Series 2002-1 Cash Collateral Account an amount equal to the lesser of (x) the amount of the Series 2002-1 Past Due Rent Payment remaining after any payment pursuant to clause (i) above and (y) the amount withdrawn from the Series 2002-1 Cash Collateral Account on account of such Series 2002-1 Lease Payment Deficit;

                 (iii) if the occurrence of such Series 2002-1 Lease Payment Deficit resulted in a withdrawal being made from the Series 2002-1 Reserve Account pursuant to Section 2.3(d) of this Supplement, deposit in the Series 2002-1 Reserve Account an amount equal to the lesser of
          (x) the amount of the Series 2002-1 Past Due Rent Payment remaining after any payments pursuant to clauses (i) and (ii) above and (y) the excess, if any, of the Series 2002-1 Required Reserve Account Amount over the Series 2002-1 Available Reserve Account Amount on such day;

                 (iv) allocate to the Series 2002-1 Accrued Interest Account the amount, if any, by which the Series 2002-1 Lease Interest Payment Deficit, if any, relating to such Series 2002-1 Lease Payment Deficit exceeds the amount of the Series 2002-1 Past Due Rent Payment applied pursuant to clauses (i), (ii) and (iii) above; and

                 (v) treat the remaining amount of the Series 2002-1 Past Due Rent Payment as Principal Collections allocated to the Series 2002-1 Notes in accordance with Section 2.2(a)(ii) or 2.2(b)(ii), as the case may be.

          Section 2.3 PAYMENTS TO NOTEHOLDERS. On each Determination Date, as provided below, the Administrator shall instruct the Paying Agent in writing pursuant to the Administration Agreement to withdraw, and on the following Distribution Date the Paying Agent, acting in accordance with such instructions, shall withdraw the amounts required to be withdrawn from the Collection Account pursuant to Sections 2.3(a) below in respect of all funds available from Series 2002-1 Interest Rate Cap Proceeds and Interest Collections processed since the preceding Distribution Date and allocated to the holders of the Series 2002-1 Notes.

          (a) NOTE INTEREST WITH RESPECT TO THE SERIES 2002-1 NOTES. On each Determination Date, the Administrator shall instruct the Trustee and the Paying Agent in writing pursuant to the Administration Agreement as to the amount to be withdrawn and paid pursuant to Section 2.4 of this Supplement from the Series 2002-1 Accrued Interest Account to the extent funds are anticipated to be available from Interest Collections allocable to the Series 2002-1 Notes and the Series 2002-1 Interest Rate Cap Proceeds processed from but not including the preceding Distribution Date through the succeeding Distribution Date in respect of (x) first, an amount equal to the Series 2002-1 Monthly Interest for the Series 2002-1 Interest Period ending on the day preceding the related Distribution Date, (y) second, an amount equal to the amount of any unpaid Series 2002-1 Shortfall as of the preceding Distribution Date (together with any accrued interest on such Series 2002-1 Shortfall) and (z) third, an amount equal to the Surety Provider Fee for such Series 2002-1 Interest Period plus any Surety Provider Reimbursement Amounts then due and owing. On the following Distribution Date, the Trustee shall withdraw the amounts described in the first sentence of this Section 2.3 (a) from the Series 2002-1 Accrued Interest Account and deposit such amounts in the Series 2002-1 Distribution Account.

          (b) LEASE PAYMENT DEFICIT NOTICE. On or before 10:00 a.m. (New York City time) on each Distribution Date, the Administrator shall notify the Trustee and the Surety Provider of the amount of any Series 2002-1 Lease Payment Deficit, such notification to be in the form of EXHIBIT E to this Supplement (each a "LEASE PAYMENT DEFICIT NOTICE").

          (c) DRAWS ON SERIES 2002-1 LETTERS OF CREDIT FOR SERIES 2002-1 LEASE INTEREST PAYMENT DEFICITS. If the Administrator determines on any Distribution Date that there exists a Series 2002-1 Lease Interest Payment Deficit, the Administrator shall instruct the Trustee in writing to draw on the Series 2002-1 Letters of Credit, if any, and, the Trustee shall, by 12:00 noon (New York City time) on such Distribution Date draw an amount equal to the lesser of (i) such Series 2002-1 Lease Interest Payment Deficit and (ii) the Series 2002-1 Letter of Credit Liquidity Amount on the Series 2002-1 Letters of Credit by presenting to each Series 2002-1 Letter of Credit Provider (with a copy to the Surety Provider) a draft accompanied by a Certificate of Lease Deficit Demand and shall cause the Lease Deficit Disbursements to be deposited in the Series 2002-1 Distribution Account on such Distribution Date; PROVIDED, HOWEVER, that if the Series 2002-1 Cash Collateral Account has been established and funded, the Trustee shall withdraw from the

     Series 2002-1 Cash Collateral Account and deposit in the Series 2002-1 Distribution Account an amount equal to the lesser of (x) the Series 2002-1 Cash Collateral Percentage on such Distribution Date of the Series 2002-1 Lease Interest Payment Deficit and (y) the Series 2002-1 Available Cash Collateral Account Amount on such Distribution Date and draw an amount equal to the remainder of such amount on the Series 2002-1 Letters of Credit. During the continuance of a Surety Default, no amounts in respect of the Surety Provider Fee shall be drawn on the Series 2002-1 Letters of Credit.

          (d) WITHDRAWALS FROM SERIES 2002-1 RESERVE ACCOUNT. If the Administrator determines on any Distribution Date that the amounts available from the Series 2002-1 Accrued Interest Account plus the amount, if any, to be drawn under the Series 2002-1 Letters of Credit and /or withdrawn from the Series 2002-1 Cash Collateral Account pursuant to
     Section 2.3(c) of this Supplement are insufficient to pay the sum of the amounts described in clauses (x), (y) and (z) of Section 2.3(a) above on such Distribution Date, the Administrator shall instruct the Trustee in writing to withdraw from the Series 2002-1 Reserve Account and deposit in the Series 2002-1 Distribution Account on such Distribution Date an amount equal to the lesser of the Series 2002-1 Available Reserve Account Amount and such insufficiency. During the continuance of a Surety Default, no amounts in respect of the Surety Provider Fee shall be withdrawn from the Series 2002-1 Reserve Account. The Trustee shall withdraw such amount from the Series 2002-1 Reserve Account and deposit such amount in the Series 2002-1 Distribution Account.

          (e) SURETY BOND. If the Administrator determines on any Distribution Date that the sum of the amounts available from the Series 2002-1 Accrued Interest Account PLUS the amount, if any, to be withdrawn from the Series 2002-1 Reserve Account pursuant to Section 2.3(d) above PLUS the amount, if any, to be drawn under the Series 2002-1 Letters of Credit (and/or withdrawn from the Series 2002-1 Cash Collateral Account) pursuant to Sections 2.3(c) above is insufficient to pay the Series 2002-1 Adjusted Monthly Interest for such Distribution Date, the Administrator shall instruct the Trustee in writing to make a demand on the Surety Bond and, upon receipt of such notice by the Trustee on or prior to 11:00 a.m. (New York City time) on such Distribution Date, the Trustee shall, by 12:00 noon (New York City time) on such Distribution Date, make a demand on the Surety Bond in an amount equal to such insufficiency in accordance with the terms thereof and shall cause the proceeds thereof to be deposited in the Series 2002-1 Distribution Account.

          (f) BALANCE. On or prior to the second Business Day preceding each Distribution Date, the Administrator shall instruct the Trustee and the Paying Agent in writing pursuant to the Administration Agreement to pay the balance (after making the payments required in Section 2.3(a) of this Supplement), if any, of the amounts available from the Series 2002-1 Accrued Interest Account plus the amount, if any, drawn under the Series 2002-1 Letters of Credit and/or withdrawn from the Series 2002-1 Cash Collateral Account pursuant to Section 2.3(c) of this Supplement plus the amount, if any, withdrawn from the Series 2002-1 Reserve Account pursuant to Section 2.3(d) of this Supplement as follows:

                 (i) on each Distribution Date during the Series 2002-1 Revolving Period or a Series 2002-1 Controlled Amortization Period,
          (1) first, to the Surety Provider, in an amount equal to (x) the Surety Provider Fee for the related Series 2002-1 Interest Period and, without duplication, (y) any Surety Provider Reimbursement Amounts then due and owing, (2) second, to the Administrator, an amount equal to the Series 2002-1 Percentage as of the beginning of such Series 2002-1 Interest Period of the portion of the Monthly Administration Fee payable by AFC-II (as specified in clause (iii) of the definition thereof) for such Series 2002-1 Interest Period, (3) third, to the Trustee, an amount equal to the Series 2002-1 Percentage as of the beginning of such Series 2002-1 Interest Period of the Trustee's fees for such Series 2002-1 Interest Period, (4) fourth, to pay any Carrying Charges (other than Carrying Charges provided for above) to the Persons to whom such amounts are owed, an amount equal to the Series 2002-1 Percentage as of the beginning of such Series 2002-1 Interest Period of such Carrying Charges (other than Carrying Charges provided for above) for such Series 2002-1 Interest Period and (5) fifth, the balance, if any ("Excess Collections"), shall be withdrawn by the Paying Agent from the Series 2002-1 Collection Account and deposited in the Series 2002-1 Excess Collection Account; and

                 (ii) on each Distribution Date during the Series 2002-1 Rapid Amortization Period, (1) first, to the Surety Provider, in an amount equal to (x) the Surety Provider Fee for the related Series 2002-1 Interest Period and, without duplication, (y) any Surety Provider Reimbursement Amounts then due and owing, (2) second, to the Trustee, an amount equal to the Series 2002-1 Percentage as of the beginning of such Series 2002-1 Interest Period of the Trustee's fees for such Series 2002-1 Interest Period, (3) third, to the Administrator, an amount equal to the Series 2002-1 Percentage as of the beginning of such Series 2002-1 Interest Period of the portion of the Monthly Administration Fee (as specified in clause (iii) of the definition thereof) payable by AFC-II for such Series 2002-1 Interest Period, (4) fourth, to pay any Carrying Charges (other than Carrying Charges provided for above) to the Persons to whom such amounts are owed, an amount equal to the Series 2002-1 Percentage as of the beginning of such Series 2002-1 Interest Period of such Carrying Charges (other than Carrying Charges provided for above) for such Series 2002-1 Interest Period and (5) fifth, the balance, if any, shall be treated as Principal Collections.

          (g) SHORTFALLS. If the amounts described in Section 2.3 are insufficient to pay the Series 2002-1 Monthly Interest on any Distribution Date, payments of interest to the Series 2002-1 Noteholders will be reduced on a PRO RATA basis by the amount of such deficiency. The aggregate amount, if any, of such deficiency on any Distribution Date shall be referred to as the "Series 2002-1 Shortfall." Interest shall accrue on the portion of the Series 2002-1 Shortfall allocable to the Class A-1 Notes at the Class A-1 Note Rate and on the portion of the Series 2002-1 Shortfall allocable to the Class A-2 Notes at the Class A-2 Note Rate.

          (h) Until the Administrator shall give the Trustee written notice that the Class A-2 Notes are not listed on the Luxembourg Stock Exchange, the Trustee shall, or shall instruct the Paying Agent to, cause the Class A-2 Note Rate for the next succeeding Series 2002-1 Interest Period, the number of days in such Series 2002-1 Interest Period, the Distribution Date for such Series 2002-1 Interest Period and the amount of interest payable on the Class A-2 Notes on such Distribution Date to be (A) communicated to DTC, Euroclear, Clearstream, the Paying Agent in Luxembourg and the Luxembourg Stock Exchange no later than 11:00 a.m. (London time) on the Business Day immediately following each LIBOR Determination Date and (B) published in the Authorized Newspaper as soon as possible after its determination.

          Section 2.4 PAYMENT OF NOTE INTEREST. On each Distribution Date, subject to Section 9.8 of the Base Indenture, the Paying Agent shall, in accordance with Section 6.1 of the Base Indenture, pay to the Series 2002-1 Noteholders from the Series 2002-1 Distribution Account the amount deposited in the Series 2002-1 Distribution Account pursuant to Section 2.3 of this Supplement.

          Section 2.5 PAYMENT OF NOTE PRINCIPAL (a) MONTHLY PAYMENTS DURING CONTROLLED AMORTIZATION PERIOD OR RAPID AMORTIZATION PERIOD. Commencing on the second Determination Date during the Class A-1 Controlled Amortization Period or the Class A-2 Controlled Amortization Period, as the case may be, or the first Determination Date after the commencement of the Series 2002-1 Rapid Amortization Period, the Administrator shall instruct the Trustee and the Paying Agent in writing pursuant to the Administration Agreement and in accordance with this Section 2.5 as to (i) the amount allocated to the Series 2002-1 Notes during the Related Month pursuant to Section 2.2(b)(ii), (c)(ii) or (d)(ii), as the case may be, of this Supplement, (ii) any amounts to be withdrawn from the Series 2002-1 Reserve Account and deposited into the Series 2002-1 Distribution Account, (iii) any amounts to be drawn on the Series 2002-1 Demand Notes and/or on the Series 2002-1 Letters of Credit (or withdrawn from the Series 2002-1 Cash Collateral Account) and (iv) the amount of any demand on the Surety Bond in accordance with the terms thereof. On the Distribution Date following each such Determination Date, the Trustee shall withdraw the amount allocated to the Series 2002-1 Notes during the Related Month pursuant to Section 2.2(b)(ii),
(c)(ii) or (d)(ii), as the case may be, of this Supplement from the Series 2002-1 Collection Account and deposit such amount in the Series 2002-1 Distribution Account, to be paid to the holders of the Series 2002-1 Notes.

          (b) PRINCIPAL DRAWS ON SERIES 2002-1 LETTERS OF CREDIT. If the Administrator determines on any Distribution Date during the Series 2002-1 Rapid Amortization Period that there exists a Series 2002-1 Lease Principal Payment Deficit, the Administrator shall instruct the Trustee in writing to draw on the Series 2002-1 Letters of Credit, if any, as provided below; PROVIDED, HOWEVER, that the Administrator shall not instruct the Trustee to draw on the Series 2002-1 Letters of Credit in respect of a Series 2002-1 Lease Principal Payment Deficit on or after the date of the filing by any of the Lessees of a petition for relief under Chapter 11 of the Bankruptcy Code unless and until the date on which each of the Lessees shall have resumed making all payments of the portion of Monthly Base Rent relating to Loan Interest required to be made under the AESOP I Operating Lease. Upon receipt of a notice by the Trustee from the Administrator in respect of a Series 2002-1 Lease Principal Payment Deficit on or prior to 11:00 a.m. (New York City time) on a Distribution Date, the Trustee shall, by 12:00 noon (New York

City time) on such Distribution Date draw an amount equal to the lesser of (i) such Series 2002-1 Lease Principal Payment Deficit and (ii) the Series 2002-1 Letter of Credit Amount on the Series 2002-1 Letters of Credit by presenting to each Series 2002-1 Letter of Credit Provider a draft accompanied by a Certificate of Lease Deficit Demand and shall cause the Lease Deficit Disbursements to be deposited in the Series 2002-1 Distribution Account on such Distribution Date; PROVIDED, HOWEVER, that if the Series 2002-1 Cash Collateral Account has been established and funded, the Trustee shall withdraw from the Series 2002-1 Cash Collateral Account and deposit in the Series 2002-1 Distribution Account an amount equal to the lesser of (x) the Series 2002-1 Cash Collateral Percentage on such Distribution Date of the Series 2002-1 Lease Principal Payment Deficit and (y) the Series 2002-1 Available Cash Collateral Account Amount on such Distribution Date and draw an amount equal to the remainder of such amount on the Series 2002-1 Letters of Credit.

          (c) FINAL DISTRIBUTION DATE. The entire Class A-1 Invested Amount shall be due and payable on the Class A-1 Final Distribution Date, and the entire Class A-2 Invested Amount shall be due and payable on the Class A-2 Final Distribution Date. In connection therewith:

                 (i) DEMAND NOTE DRAW. If the amount to be deposited in the Series 2002-1 Distribution Account in accordance with Section 2.5(a) of this Supplement together with any amounts to be deposited therein in accordance with Section 2.5(b) of this Supplement allocable to the Class A-1 Notes on the Class A-1 Final Distribution Date or the Class A-2 Notes on the Class A-2 Final Distribution Date, as the case may be, is less than the Class A-1 Invested Amount or the Class A-2 Invested Amount, as the case may be, and there are any Series 2002-1 Letters of Credit on such date, then, prior to 10:00 a.m. (New York City time) on the second Business Day prior to such Series 2002-1 Final Distribution Date, the Administrator shall instruct the Trustee in writing (with a copy to the Surety Provider) to make a demand (a "DEMAND NOTICE") substantially in the form attached hereto as EXHIBIT F on the Demand Note Issuers for payment under the Series 2002-1 Demand Notes in an amount equal to the lesser of (i) such insufficiency and (ii) the Series 2002-1 Letter of Credit Amount. The Trustee shall, prior to 12:00 noon (New York City time) on the second Business Day preceding such Series 2002-1 Final Distribution Date, deliver such Demand Notice to the Demand Note Issuers; provided, HOWEVER, that if an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to a Demand Note Issuer shall have occurred and be continuing, the Trustee shall not be required to deliver such Demand Notice to such Demand Note Issuer. The Trustee shall cause the proceeds of any demand on the Series 2002-1 Demand Notes to be deposited into the Series 2002-1 Distribution Account.

                 (ii) LETTER OF CREDIT DRAW. In the event that either (x) on or prior to 10:00 a.m. (New York City time) on the Business Day immediately preceding any Distribution Date next succeeding any date on which a Demand Notice has been transmitted by the Trustee to the Demand Note Issuers pursuant to clause (i) of this Section 2.5(c) any Demand Note Issuer shall have failed to pay to the Trustee or deposit into the Series 2002-1 Distribution Account the amount specified in such Demand Notice in whole or in part or (y) due to the occurrence of an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to one or more of the Demand Note Issuers, the Trustee shall not have delivered such Demand Notice to any Demand Note Issuer on the second Business Day preceding such Series 2002-1 Final Distribution Date, then, in the case of (x) or (y) the Trustee shall draw on the Series 2002-1 Letters of Credit by 12:00 noon (New York City time) on such Business Day an amount equal to the lesser of (a) the amount that the Demand Note Issuers failed to pay under the Series 2002-1 Demand Notes (or, the amount that the Trustee failed to demand for payment thereunder) and (b) the Series 2002-1 Letter of Credit Amount on such Business Day by presenting to each Series 2002-1 Letter of Credit Provider (with a copy to the Surety Provider) a draft accompanied by a Certificate of Unpaid Demand Note Demand; PROVIDED, HOWEVER, that if the Series 2002-1 Cash Collateral Account has been established and funded, the Trustee shall withdraw from the Series 2002-1 Cash Collateral Account and deposit in the Series 2002-1 Distribution Account an amount equal to the lesser of (x) the Series 2002-1 Cash Collateral Percentage on such Business Day of the amount that the Demand Note Issuers failed to pay under the Series 2002-1 Demand Notes (or, the amount that the Trustee failed to demand for payment thereunder) and (y) the Series 2002-1 Available Cash Collateral Account Amount on such Business Day and draw an amount equal to the remainder of the amount that the Demand Note Issuers failed to pay under the Series 2002-1 Demand Notes (or, the amount that the Trustee failed to demand for payment thereunder) on the Series 2002-1 Letters of Credit. The Trustee shall deposit, or cause the deposit of, the proceeds of any draw on the Series 2002-1 Letters of Credit and the proceeds of any withdrawal from the Series 2002-1 Cash Collateral Account to be deposited in the Series 2002-1 Distribution Account.

                 (iii) RESERVE ACCOUNT WITHDRAWAL. If, after giving effect to the deposit into the Series 2002-1 Distribution Account of the amount to be deposited in accordance with Section 2.5(a) of this Supplement and the amounts described in clauses (i) and (ii) of this Section 2.5(c), the amount to be deposited in the Series 2002-1 Distribution Account with respect to a Series 2002-1 Final Distribution Date is or will be less than the Class A-1 Invested Amount or the Class A-2 Invested Amount, as the case may be, then, prior to 12:00 noon (New York City time) on the second Business Day prior to such Series 2002-1 Final Distribution Date, the Administrator shall instruct the Trustee in writing to withdraw from the Series 2002-1 Reserve Account, an amount equal to the lesser of the Series 2002-1 Available Reserve Account Amount and such remaining insufficiency and deposit it in the Series 2002-1 Distribution Account on such Series 2002-1 Final Distribution Date.

                 (iv) DEMAND ON SURETY BOND. If after giving effect to the deposit into the Series 2002-1 Distribution Account of the amount to be deposited in accordance with Section 2.5(a) of this Supplement and all other amounts described in clauses (i), (ii) and (iii) of this
          SECTION 2.5(c), the amount to be deposited in the

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          Series 2002-1 Distribution Account with respect to such Series 2002-1
          Final Distribution Date is or will be less than the Class A-1 Outstanding Principal Amount or the Class A-2 Outstanding Principal Amount, as the case may be, then the Trustee shall make a demand on the Surety Bond by 12:00 p.m. (New York City time) on the second Business Day preceding such Distribution Date in an amount equal to such insufficiency in accordance with the terms thereof and shall cause the proceeds thereof to be deposited in the Series 2002-1 Distribution Account.

          (d) PRINCIPAL DEFICIT AMOUNT. On each Distribution Date on which the Principal Deficit Amount is greater than zero, amounts shall be transferred to the Series 2002-1 Distribution Account as follows:

                 (i) DEMAND NOTE DRAW. If on any Determination Date, the Administrator determines that the Principal Deficit Amount with respect to the next succeeding Distribution Date will be greater than zero and there are any Series 2002-1 Letters of Credit on such date, prior to 10:00 a.m. (New York City time) on the second Business Day prior to such Distribution Date, the Administrator shall instruct the Trustee in writing (with a copy to the Surety Provider) to deliver a Demand Notice to the Demand Note Issuers demanding payment of an amount equal to the lesser of (A) the Principal Deficit Amount and (B) the Series 2002-1 Letter of Credit Amount. The Trustee shall, prior to 12:00 noon (New York City time) on the second Business Day preceding such Distribution Date, deliver such Demand Notice to the Demand Note Issuers; PROVIDED, HOWEVER, that if an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to a Demand Note Issuer shall have occurred and be continuing, the Trustee shall not be required to deliver such Demand Notice to such Demand Note Issuer. The Trustee shall cause the proceeds of any demand on the Series 2002-1 Demand Note to be deposited into the Series 2002-1 Distribution Account.

                 (ii) LETTER OF CREDIT DRAW. In the event that either (x) on or prior to 10:00 a.m. (New York City time) on the Business Day prior to such Distribution Date, any Demand Note Issuer shall have failed to pay to the Trustee or deposit in the Series 2002-1 Distribution Account the amount specified in such Demand Notice in whole or in part or (y) due to the occurrence of an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to any Demand Note Issuer, the Trustee shall not have delivered such Demand Notice to any Demand Note Issuer on the second Business Day preceding such Distribution Date, then, in the case of (x) or (y) the Trustee shall on such Business Day draw on the Series 2002-1 Letters of Credit an amount equal to the lesser of (i) Series 2002-1 Letter of Credit Amount and (ii) the aggregate amount that the Demand Note Issuers failed to pay under the Series 2002-1 Demand Notes (or, the amount that the Trustee failed to demand for payment thereunder) by presenting to each Series 2002-1 Letter of Credit Provider (with a copy to the Surety Provider) a draft accompanied by a Certificate of Unpaid Demand Note Demand; PROVIDED, HOWEVER, that if the Series 2002-1 Cash Collateral Account has been established and funded, the Trustee shall withdraw from the Series 2002-1 Cash Collateral Account and deposit in the Series 2002-1

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     Distribution Account an amount equal to the lesser of (x) the Series 2002-1
     Cash Collateral Percentage on such Business Day of the aggregate amount that the Demand Note Issuers failed to pay under the Series 2002-1 Demand Notes (or, the amount that the Trustee failed to demand for payment thereunder) and (y) the Series 2002-1 Available Cash Collateral Account Amount on such Business Day and draw an amount equal to the remainder of the aggregate amount that the Demand Note Issuers failed to pay under the Series 2002-1 Demand Notes (or, the amount that the Trustee failed to demand for payment thereunder) on the Series 2002-1 Letters of Credit. The Trustee shall deposit into, or cause the deposit of, the proceeds of any draw on the Series 2002-1 Letters of Credit and the proceeds of any withdrawal from the Series 2002-1 Cash Collateral Account to be deposited in the Series 2002-1 Distribution Account.

                 (iii) RESERVE ACCOUNT WITHDRAWAL. If the Series 2002-1 Letter of Credit Amount will be less than the Principal Deficit Amount on any Distribution Date, then, prior to 12:00 noon (New York City time) on the second Business Day prior to such Distribution Date, the Administrator shall instruct the Trustee in writing to withdraw from the Series 2002-1 Reserve Account, an amount equal to the lesser of (x) the Series 2002-1 Available Reserve Account Amount and (y) the amount by which the Principal Deficit Amount exceeds the amounts to be deposited in the Series 2002-1 Distribution Account in accordance with clauses (i) and (ii) of this
     Section 2.5(d) and deposit it in the Series 2002-1 Distribution Account on such Distribution Date.

                 (iv) DEMAND ON SURETY BOND. If the sum of the Series 2002-1 Letter of Credit Amount and the Series 2002-1 Available Reserve Account Amount will be less than the Principal Deficit Amount on any Distribution Date, then the Trustee shall make a demand on the Surety Bond by 12:00 noon (New York City time) on the second Business Day preceding such Distribution Date in an amount equal to the Insured Principal Deficit Amount and shall cause the proceeds thereof to be deposited in the Series 2002-1 Distribution Account.

          (e) DISTRIBUTION. On each Distribution Date occurring on or after the date a withdrawal is made from the Series 2002-1 Collection Account pursuant to Section 2.5(a) of this Supplement or amounts are deposited in the Series 2002-1 Distribution Account pursuant to Section 2.5(b), (c) or (d) of this Supplement, the Paying Agent shall, in accordance with Section 6.1 of the Base Indenture, pay PRO RATA to each Class A-1 Noteholder or Class A-2 Noteholder, as applicable, from the Series 2002-1 Distribution Account the amount deposited therein pursuant to Section 2.5(a), (b), (c) or (d) of this Supplement, to the extent necessary to pay the Class A-1 Controlled Amortization Amount or the Class A-2 Controlled Amortization Amount during the Class A-1 Controlled Amortization Period or the Class A-2 Controlled Amortization Period, respectively, or to the extent necessary to pay the Class A-1 Invested Amount and the Class A-2 Invested Amount during the Series 2002-1 Rapid Amortization Period.

          Section 2.6 ADMINISTRATOR'S FAILURE TO INSTRUCT THE TRUSTEE TO MAKE A DEPOSIT OR PAYMENT. If the Administrator fails to give notice or instructions to make any payment from or deposit into the Collection Account required to be given by the Administrator, at the time specified in the Administration Agreement or any other Related Document (including applicable grace periods), the Trustee shall make such payment or deposit into or from the Collection Account without such notice or instruction from the Administrator, PROVIDED that the Administrator, upon request of the Trustee, promptly provides the Trustee with all information necessary to allow the Trustee to make such a payment or deposit. When any payment or deposit hereunder or under any other Related Document is required to be made by the Trustee or the Paying Agent at or prior to a specified time, the Administrator shall deliver any applicable written instructions with respect thereto reasonably in advance of such specified time.

          Section 2.7 SERIES-2002-1 RESERVE ACCOUNT. (a) ESTABLISHMENT OF SERIES 2002-1 RESERVE Account. AFC-II shall establish and maintain in the name of the Series 2002-1 Agent for the benefit of the Series 2002-1 Noteholders and the Surety Provider, or cause to be established and maintained, an account (the "Series 2002-1 Reserve Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2002-1 Noteholders and the Surety Provider. The Series 2002-1 Reserve Account shall be maintained (i) with a Qualified Institution, or (ii) as a segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Series 2002-1 Reserve Account; PROVIDED that, if at any time such Qualified Institution is no longer a Qualified Institution or the credit rating of any securities issued by such depositary institution or trust company shall be reduced to below BBB- by S&P or Baa2 by Moody's, then AFC-II shall, within 30 days of such reduction, establish a new Series 2002-1 Reserve Account with a new Qualified Institution. If the Series 2002-1 Reserve Account is not maintained in accordance with the previous sentence, AFC-II shall establish a new Series 2002-1 Reserve Account, within ten (10) Business Days after obtaining knowledge of such fact, which complies with such sentence, and shall instruct the Series 2002-1 Agent in writing to transfer all cash and investments from the non-qualifying Series 2002-1 Reserve Account into the new Series 2002-1 Reserve Account. Initially, the Series 2002-1 Reserve Account will be established with The Bank of New York.

          (b) ADMINISTRATION OF THE SERIES 2002-1 RESERVE ACCOUNT. The Administrator may instruct the institution maintaining the Series 2002-1 Reserve Account to invest funds on deposit in the Series 2002-1 Reserve Account from time to time in Permitted Investments; PROVIDED, HOWEVER, that any such investment shall mature not later than the Business Day prior to the Distribution Date following the date on which such funds were received, unless any Permitted Investment held in the Series 2002-1 Reserve Account is held with the Paying Agent, then such investment may mature on such Distribution Date and such funds shall be available for withdrawal on or prior to such Distribution Date. All such Permitted Investments will be credited to the Series 2002-1 Reserve Account.

          (c) EARNINGS FROM SERIES 2002-1 RESERVE ACCOUNT. All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 2002-1 Reserve Account shall be deemed to be on deposit therein and available for distribution.

          (d) SERIES 2002-1 RESERVE ACCOUNT CONSTITUTES ADDITIONAL COLLATERAL FOR SERIES 2002-1 NOTES. In order to secure and provide for the repayment and payment of the AFC-II Obligations with respect to the Series 2002-1 Notes, AFC-II hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Series 2002-1 Agent, for the benefit of the Series 2002-1 Noteholders and the Surety Provider, all of AFC-II's right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2002-1

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Reserve Account, including any security entitlement thereto; (ii) all funds on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2002-1 Reserve Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Series 2002-1 Reserve Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2002-1 Reserve Account, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (vi) are referred to, collectively, as the "Series 2002-1 Reserve Account Collateral"). The Series 2002-1 Agent shall possess all right, title and interest in and to all funds on deposit from time to time in the Series 2002-1 Reserve Account and in all proceeds thereof, and shall be the only person authorized to originate entitlement orders in respect of the Series 2002-1 Reserve Account. The Series 2002-1 Reserve Account Collateral shall be under the sole dominion and control of the Series 2002-1 Agent for the benefit of the Series 2002-1 Noteholders and the Surety Provider.

          (e) SERIES 2002-1 RESERVE ACCOUNT SURPLUS. In the event that the Series 2002-1 Reserve Account Surplus on any Distribution Date, after giving effect to all withdrawals from the Series 2002-1 Reserve Account, is greater than zero, the Trustee, acting in accordance with the written instructions of the Administrator (with a copy of such written instructions to be provided by the Administrator to the Surety Provider) pursuant to the Administration Agreement, shall withdraw from the Series 2002-1 Reserve Account an amount equal to the Series 2002-1 Reserve Account Surplus and shall pay such amount to AFC-II.

          (f) TERMINATION OF SERIES 2002-1 RESERVE ACCOUNT. Upon the termination of the Indenture pursuant to Section 11.1 of the Base Indenture, the Trustee, acting in accordance with the written instructions of the Administrator, after the prior payment of all amounts owing to the Series 2002-1 Noteholders and to the Surety Provider and payable from the Series 2002-1 Reserve Account as provided herein, shall withdraw from the Series 2002-1 Reserve Account all amounts on deposit therein for payment to AFC-II.

          Section 2.8 SERIES 2002-1 LETTERS OF CREDIT AND SERIES 2002-1 CASH COLLATERAL ACCOUNT.

          (a) SERIES 2002-1 LETTERS OF CREDIT AND SERIES 2002-1 CASH COLLATERAL ACCOUNT CONSTITUTE ADDITIONAL COLLATERAL FOR SERIES 2002-1 NOTES. In order to secure and provide for the repayment and payment of AFC-II's obligations with respect to the Series 2002-1 Notes, AFC-II hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2002-1 Noteholders and the Surety Provider, all of AFC-II's right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) each Series 2002-1 Letter of Credit; (ii) the Series 2002-1 Cash Collateral Account, including any security entitlement thereto; (iii) all funds on deposit in the Series 2002-1 Cash Collateral Account from time to time;
     (iv) all certificates and instruments, if any, representing or evidencing any or all of the Series 2002-1 Cash Collateral Account or the funds on deposit therein from time to time; (v) all investments made at any time and from time to time with monies in the Series

     2002-1 Cash Collateral Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (vi) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2002-1 Cash Collateral Account, the funds on deposit therein from time to time or the investments made with such funds; and (vii) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses
     (ii) through (vii) are referred to, collectively, as the "Series 2002-1 Cash Collateral Account Collateral"). The Trustee shall, for the benefit of the Series 2002-1 Noteholders and the Surety Provider, possess all right, title and interest in all funds on deposit from time to time in the Series 2002-1 Cash Collateral Account and in all proceeds thereof, and shall be the only person authorized to originate entitlement orders in respect of the Series 2002-1 Cash Collateral Account. The Series 2002-1 Cash Collateral Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 2002-1 Noteholders and the Surety Provider.

          (b) SERIES 2002-1 LETTER OF CREDIT EXPIRATION DATE. If prior to the date which is ten (10) days prior to the then scheduled Series 2002-1 Letter of Credit Expiration Date with respect to any Series 2002-1 Letter of Credit, excluding the amount available to be drawn under such Series 2002-1 Letter of Credit but taking into account each substitute Series 2002-1 Letter of Credit which has been obtained from a Series 2002-1 Eligible Letter of Credit Provider and is in full force and effect on such date, the Series 2002-1 Enhancement Amount would be equal to or more than the Series 2002-1 Required Enhancement Amount and the Series 2002-1 Liquidity Amount would be equal to or greater than the Series 2002-1 Required Liquidity Amount, then the Administrator shall notify the Trustee and the Surety Provider (with the Surety Provider to be provided supporting calculations in reasonable detail) in writing no later than two Business Days prior to such Series 2002-1 Letter of Credit Expiration Date of such determination. If prior to the date which is ten (10) days prior to the then scheduled Series 2002-1 Letter of Credit Expiration Date with respect to any Series 2002-1 Letter of Credit, excluding the amount available to be drawn under such Series 2002-1 Letter of Credit but taking into account a substitute Series 2002-1 Letter of Credit which has been obtained from a Series 2002-1 Eligible Letter of Credit Provider and is in full force and effect on such date, the Series 2002-1 Enhancement Amount would be less than the Series 2002-1 Required Enhancement Amount or the Series 2002-1 Liquidity Amount would be less than the Series 2002-1 Required Liquidity Amount, then the Administrator shall notify the Trustee and the Surety Provider (with the Surety Provider to be provided supporting calculations in reasonable detail) in writing no later than two Business Days prior to such Series 2002-1 Letter of Credit Expiration Date of (x) the greater of
     (A) the excess, if any, of the Series 2002-1 Required Enhancement Amount over the Series 2002-1 Enhancement Amount, excluding the available amount under such expiring Series 2002-1 Letter of Credit, on such date, and (B) the excess, if any, of the Series 2002-1 Required Liquidity Amount over the Series 2002-1 Liquidity Amount, excluding the available amount under such expiring Series 2002-1 Letter of Credit, on such date, and (y) the amount available to be drawn on such expiring Series 2002-1 Letter of Credit on such date. Upon receipt of such notice by the Trustee on or prior to 10:00 a.m. (New York City time) on any Business Day, the Trustee shall, by 12:00 p.m. (New York City time) on such Business Day (or, in the case of any notice given to the Trustee after 10:00 a.m. (New York City time), by 12:00 p.m. (New York City time) on the next following Business
     Day), draw the lesser of the amounts set forth in clauses (x) and (y) above on such expiring Series 2002-1 Letter of Credit by presenting a draft (with a copy to the Surety Provider) accompanied by a Certificate of Termination Demand and shall cause the Termination Disbursement to be deposited in the Series 2002-1 Cash Collateral Account.

          If the Trustee does not receive the notice from the Administrator described in the first paragraph of this Section 2.8(b) on or prior to the date that is two Business Days prior to each Series 2002-1 Letter of Credit Expiration Date, the Trustee shall, by 12:00 p.m. (New York City time) on such Business Day draw the full amount of such Series 2002-1 Letter of Credit by presenting a draft accompanied by a Certificate of Termination Demand and shall cause the Termination Disbursement to be deposited in the Series 2002-1 Cash Collateral Account.

          (c) SERIES 2002-1 LETTER OF CREDIT PROVIDERS. The Administrator shall notify the Trustee and the Surety Provider in writing within one Business Day of becoming aware that (i) the long-term senior unsecured debt credit rating of any Series 2002-1 Letter of Credit Provider has fallen below "A+" as determined by Standard & Poor's or "Al" as determined by Moody's or (ii) the short-term senior unsecured debt credit rating of any Series 2002-1 Letter of Credit Provider has fallen below "P-1" as determined by Moody's. At such time the Administrator shall also notify the Trustee of (i) the greater of (A) the excess, if any, of the Series 2002-1 Required Enhancement Amount over the Series 2002-1 Enhancement Amount, excluding the available amount under the Series 2002-1 Letter of Credit issued by such Series 2002-1 Letter of Credit Provider, on such date, and
     (B) the excess, if any, of the Series 2002-1 Required Liquidity Amount over the Series 2002-1 Liquidity Amount, excluding the available amount under such Series 2002-1 Letter of Credit, on such date, and (ii) the amount available to be drawn on such Series 2002-1 Letter of Credit on such date. Upon receipt of such notice by the Trustee on or prior to 10:00 a.m. (New York City time) on any Business Day, the Trustee shall, by 12:00 p.m. (New York City time) on such Business Day (or, in the case of any notice given to the Trustee after 10:00 a.m. (New York City time), by 12:00 p.m. (New York City time) on the next following Business Day), draw on such Series 2002-1 Letter of Credit in an amount equal to the lesser of the amounts in clause (i) and clause (ii) of the immediately preceding sentence on such Business Day by presenting a draft accompanied by a Certificate of Termination Demand and shall cause the Termination Disbursement to be deposited in the Series 2002-1 Cash Collateral Account.

          (d) TERMINATION DATE DEMANDS ON THE SERIES 2002-1 LETTERS OF CREDIT. Prior to 10:00 a.m. (New York City time) on the second Business Day prior to the Series 2002-1 Letter of Credit Termination Date, the Administrator shall determine the Series 2002-1 Demand Note Payment Amount, if any, as of the Series 2002-1 Letter of Credit Termination Date and, if the Series 2002-1 Demand Note Payment Amount is greater than zero, instruct the Trustee in writing to draw on the Series 2002-1 Letters of Credit. Upon receipt of any such notice by the Trustee on or prior to 11:00 a.m. (New York City time) on a Business Day, the Trustee shall, by 12:00 noon (New York City time) on such Business Day draw an amount equal to the lesser of
     (i) the Series 2002-1 Demand Note Payment Amount and (ii) the Series 2002-1 Letter of Credit Liquidity Amount on the

     Series 2002-1 Letters of Credit by presenting to each Series 2002-1 Letter of Credit Provider (with a copy to the Surety Provider) a draft accompanied by a Certificate of Termination Date Demand and shall cause the Termination Date Disbursement to be deposited in the Series 2002-1 Cash Collateral Account; PROVIDED, HOWEVER, that if the Series 2002-1 Cash Collateral Account has been established and funded, the Trustee shall draw an amount equal to the product of (a) 100% minus the Series 2002-1 Cash Collateral Percentage and (b) the lesser of the amounts referred to in clause (i) and
     (ii) on such Business Day on the Series 2002-1 Letters of Credit as calculated by the Administrator and provided in writing to the Trustee and the Surety Provider.

          (e) DRAWS ON THE SERIES 2002-1 LETTERS OF CREDIT. If there is more than one Series 2002-1 Letter of Credit on the date of any draw on the Series 2002-1 Letters of Credit pursuant to the terms of this Supplement, the Administrator shall instruct the Trustee, in writing, to draw on each Series 2002-1 Letter of Credit in an amount equal to the Pro Rata Share of the Series 2002-1 Letter of Credit Provider issuing such Series 2002-1 Letter of Credit of the amount of such draw on the Series 2002-1 Letters of Credit.

          (f) ESTABLISHMENT OF SERIES 2002-1 CASH COLLATERAL ACCOUNT. On or prior to the date of any drawing under a Series 2002-1 Letter of Credit pursuant to Section 2.8(b), (c) or (d) above, AFC-II shall establish and maintain in the name of the Trustee for the benefit of the Series 2002-1 Noteholders and the Surety Provider, or cause to be established and maintained, an account (the "Series 2002-1 Cash Collateral Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2002-1 Noteholders and the Surety Provider. The Series 2002-1 Cash Collateral Account shall be maintained (i) with a Qualified Institution, or (ii) as a segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Series 2002-1 Cash Collateral Account; PROVIDED that, if at any time such Qualified Institution is no longer a Qualified Institution or the credit rating of any securities issued by such depository institution or trust company shall be reduced to below BBB- by S&P or Baa3 by Moody's, then AFC-II shall, within 30 days of such reduction, establish a new Series 2002-1 Cash Collateral Account with a new Qualified Institution or a new segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Series 2002-1 Cash Collateral Account. If a new Series 2002-1 Cash Collateral Account is established, AFC-II shall instruct the Trustee in writing to transfer all cash and investments from the non-qualifying Series 2002-1 Cash Collateral Account into the new Series 2002-1 Cash Collateral Account.

          (g) ADMINISTRATION OF THE SERIES 2002-1 CASH COLLATERAL ACCOUNT. AFC-II may instruct (by standing instructions or otherwise) the institution maintaining the Series 2002-1 Cash Collateral Account to invest funds on deposit in the Series 2002-1 Cash Collateral Account from time to time in Permitted Investments; PROVIDED, HOWEVER, that any such investment shall mature not later than the Business Day prior to the Distribution Date following the date on which such funds were received, unless any Permitted Investment held in the Series 2002-1 Cash Collateral Account is held with the Paying

     Agent, in which case such investment may mature on such Distribution Date so long as such funds shall be available for withdrawal on or prior to such Distribution Date. All such Permitted Investments will be credited to the Series 2002-1 Cash Collateral Account and any such Permitted Investments that constitute (i) physical property (and that is not either a United States security entitlement or a security entitlement) shall be physically delivered to the Trustee; (ii) United States security entitlements or security entitlements shall be controlled by the Trustee pending maturity or disposition, and (iii) uncertificated securities (and not United States security entitlements) shall be delivered to the Trustee by causing the Trustee to become the registered holder of such securities. The Trustee shall, at the expense of AFC-II, take such action as is required to maintain the Trustee's security interest in the Permitted Investments credited to the Series 2002-1 Cash Collateral Account. AFC-II shall not direct the Trustee to dispose of (or permit the disposal of) any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of principal of such Permitted Investment. In the absence of written investment instructions hereunder, funds on deposit in the Series 2002-1 Cash Collateral Account shall remain uninvested.

          (h) EARNINGS FROM SERIES 2002-1 CASH COLLATERAL ACCOUNT. All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 2002-1 Cash Collateral Account shall be deemed to be on deposit therein and available for distribution.

          (i) SERIES 2002-1 CASH COLLATERAL ACCOUNT SURPLUS. In the event that the Series 2002-1 Cash Collateral Account Surplus on any Distribution Date (or, after the Series 2002-1 Letter of Credit Termination Date, on any date) is greater than zero, the Trustee, acting in accordance with the written instructions (a copy of which shall be provided by the Administrator to the Surety Provider) of the Administrator, shall withdraw from the Series 2002-1 Cash Collateral Account an amount equal to the Series 2002-1 Cash Collateral Account Surplus and shall pay such amount:
     FIRST, to the Series 2002-1 Letter of Credit Providers to the extent of any unreimbursed drawings under the related Series 2002-1 Reimbursement Agreement, for application in accordance with the provisions of the related Series 2002-1 Reimbursement Agreement, and, SECOND, to AFC-II any remaining amount.

          (j) POST-SERIES 2002-1 LETTER OF CREDIT TERMINATION DATE WITHDRAWALS FROM THE SERIES 2002-1 CASH COLLATERAL ACCOUNT. If the Surety Provider notifies the Trustee in writing that the Surety Provider shall have paid a Preference Amount (as defined in the Surety Bond) under the Surety Bond, subject to the satisfaction of the conditions set forth in the next succeeding sentence, the Trustee shall withdraw from the Series 2002-1 Cash Collateral Account and pay to the Surety Provider an amount equal to the lesser of (i) the Series 2002-1 Available Cash Collateral Account Amount on such date and (ii) such Preference Amount. Prior to any withdrawal from the Series 2002-1 Cash Collateral Account pursuant to this
     Section 2.8(j), the Trustee shall have received a certified copy of the order requiring the return of such Preference Amount.

          (k) TERMINATION OF SERIES 2002-1 CASH COLLATERAL ACCOUNT. Upon the termination of this Supplement in accordance with its terms, the Trustee, acting in accordance with the written instructions of the Administrator, after the prior payment of all amounts owing to the Series 2002-1 Noteholders and to the Surety Provider and payable from the Series 2002-1 Cash Collateral Account as provided herein, shall withdraw from the Series 2002-1 Cash Collateral Account all amounts on deposit therein (to the extent not withdrawn pursuant to Section 2.8(i) above) and shall pay such amounts: FIRST, to the Series 2002-1 Letter of Credit Providers to the extent of any unreimbursed drawings under the related Series 2002-1 Reimbursement Agreement, for application in accordance with the provisions of the related Series 2002-1 Reimbursement Agreement, and, SECOND, to AFC-II any remaining amount.

          Section 2.9 SERIES 2002-1 DISTRIBUTION ACCOUNT (a) ESTABLISHMENT OF SERIES 2002-1 DISTRIBUTION ACCOUNT. The Trustee shall establish and maintain in the name of the Series 2002-1 Agent for the benefit of the Series 2002-1 Noteholders and the Surety Provider, or cause to be established and maintained, an account (the "Series 2002-1 Distribution Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2002-1 Noteholders and the Surety Provider. The Series 2002-1 Distribution Account shall be maintained (i) with a Qualified Institution, or
(ii) as a segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Series 2002-1 Distribution Account; PROVIDED that, if at any time such Qualified Institution is no longer a Qualified Institution or the credit rating of any securities issued by such depositary institution or trust company shall be reduced to below BBB- by S&P or Baa3 by Moody's, then AFC-II shall, within 30 days of such reduction, establish a new Series 2002-1 Distribution Account with a new Qualified Institution. If the Series 2002-1 Distribution Account is not maintained in accordance with the previous sentence, AFC-II shall establish a new Series 2002-1 Distribution Account, within ten (10) Business Days after obtaining knowledge of such fact, which complies with such sentence, and shall instruct the Series 2002-1 Agent in writing to transfer all cash and investments from the non-qualifying Series 2002-1 Distribution Account into the new Series 2002-1 Distribution Account. Initially, the Series 2002-1 Distribution Account will be established with The Bank of New York.

          (b) ADMINISTRATION OF THE SERIES 2002-1 DISTRIBUTION ACCOUNT. The Administrator may instruct the institution maintaining the Series 2002-1 Distribution Account to invest funds on deposit in the Series 2002-1 Distribution Account from time to time in Permitted Investments; PROVIDED, HOWEVER, that any such investment shall mature not later than the Business Day prior to the Distribution Date following the date on which such funds were received, unless any Permitted Investment held in the Series 2002-1 Distribution Account is held with the Paying Agent, then such investment may mature on such Distribution Date and such funds shall be available for withdrawal on or prior to such Distribution Date. All such Permitted Investments will be credited to the Series 2002-1 Distribution Account.

          (c) EARNINGS FROM SERIES 2002-1 DISTRIBUTION ACCOUNT. All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 2002-1 Distribution Account shall be deemed to be on deposit and available for distribution.

          (d) SERIES 2002-1 DISTRIBUTION ACCOUNT CONSTITUTES ADDITIONAL COLLATERAL FOR SERIES 2002-1 NOTES. In order to secure and provide for the repayment and payment of the AFC-II

Obligations with respect to the Series 2002-1 Notes, AFC-II hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Series 2002-1 Agent, for the benefit of the Series 2002-1 Noteholders and the Surety Provider, all of AFC-II's right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2002-1 Distribution Account, including any security entitlement thereto; (ii) all funds on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2002-1 Distribution Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Series 2002-1 Distribution Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2002-1 Distribution Account, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (vi) are referred to, collectively, as the "Series 2002-1 Distribution Account Collateral"). The Series 2002-1 Agent shall possess all right, title and interest in all funds on deposit from time to time in the Series 2002-1 Distribution Account and in and to all proceeds thereof, and shall be the only person authorized to originate entitlement orders in respect of the Series 2002-1 Distribution Account. The Series 2002-1 Distribution Account Collateral shall be under the sole dominion and control of the Series 2002-1 Agent for the benefit of the Series 2002-1 Noteholders and the Surety Provider.

          Section 2.10 SERIES 2002-1 INTEREST RATE CAPS. (a) On the Series 2002-1 Closing Date, AFC-II shall acquire one or more interest rate caps acceptable to the Surety Provider (each a "Series 2002-1 Interest Rate Cap") from a Qualified Interest Rate Cap Counterparty. The aggregate initial notional amount of all Series 2002-1 Interest Rate Caps shall equal the Series 2002-1 Initial Invested Amount, and the aggregate notional amount of all Series 2002-1 Interest Rate Caps may be reduced pursuant to the related Series 2002-1 Interest Rate Cap but shall not at any time be less than the Series 2002-1 Invested Amount. The strike rate of each Series 2002-1 Interest Rate Cap shall not be greater than 5.5%.

          (b) If, at any time, an Interest Rate Cap Counterparty does not have at least one of (x) a short-term unsecured debt rating of at least "A-1" or
(y) a long-term unsecured debt rating of at least "A+" or (z) a counterparty rating of "AAA", in each case, from S&P, then AFC-II will cause the Interest Rate Cap Counterparty within 30 days following such occurrence (unless within such period Standard & Poor's has reaffirmed the immediately prior Shadow Rating), at the Interest Rate Cap Counterparty's expense, to do one of the following (the choice of such action to be determined by the Interest Rate Cap Counterparty) (i) obtain a replacement interest rate cap on the same terms as the Series 2002-1 Interest Rate Cap from a Qualified Interest Rate Cap Counterparty and simultaneously with such replacement AFC-II shall terminate the Series 2002-1 Interest Rate Cap being replaced, (ii) obtain a guaranty from, or contingent agreement of, another person who qualifies as a Qualified Interest Rate Cap Counterparty to honor the Interest Rate Cap Counterparty's obligations under the Series 2002-1 Interest Rate Cap and written confirmation from Standard & Poor's that the substantive terms of the guaranty agreement are sufficient to maintain or restore the immediately prior Shadow Rating, (iii) post and maintain collateral, which Standard & Poor's has confirmed in writing is sufficient to maintain or restore the immediately prior Shadow Rating or (iv) enter into any arrangement satisfactory to Standard & Poor's, Moody's and the Surety Provider, which is sufficient to maintain or restore the immediately prior Shadow Rating; PROVIDED that no termination of the Series 2002-1 Interest Rate Cap shall occur until AFC-II has entered into a replacement Interest Rate Cap. Each Series 2002-1 Interest Rate Cap must provide that if the Interest Rate Cap Counterparty is required to take any of the actions described in clauses (i), (ii), (iii) or (iv) of the preceding sentence and such action is not taken within 30 days, then the Interest Rate Cap Counterparty must, until a replacement Series 2002-1 Interest Rate Cap is executed and in effect, collateralize its obligations under such Series 2002-1 Interest Rate Cap in an amount equal to the greatest of (i) the marked to market value of such Series 2002-1 Interest Rate Cap, (ii) the next payment due from the Interest Rate Cap Counterparty and (iii) 1% of the notional amount of such Series 2002-1 Interest Rate Cap.

          (c) If (x) an Interest Rate Cap Counterparty is not a Moody's Qualified Interest Rate Cap Counterparty, or (y) the long-term senior and unsecured debt rating of the Interest Rate Cap Counterparty falls below "Al" from Moody's or "A+" by Standard & Poor's or (z) the short-term senior and unsecured debt rating of the Interest Rate Cap Counterparty falls below "P-1" from Moody's or "A-1" from Standard & Poor's, then, in each case AFC-II shall cause the Interest Rate Cap Counterparty within 30 days following such occurrence to do one of the following (i) enter into a replacement Series 2002-1 Interest Rate Cap with a Qualified Interest Rate Cap Counterparty on substantially similar terms to the Series 2002-1 Interest Rate Cap being replaced, and simultaneously with such replacement, AFC-II shall terminate the Series 2002-1 Interest Rate Cap being replaced, (ii) obtain a guaranty of the obligation of the Interest Rate Cap Counterparty under the Series 2002-1 Interest Rate Cap from another person who qualifies as a Qualified Interest Rate Cap Counterparty, (iii) enter into a collateral agreement with the Interest Rate Cap Counterparty, the Surety Provider and a third-party collateral agent, if necessary, in form and substance and with collateral acceptable to the Surety Provider to post and maintain collateral, in an amount at least equal to the mark-to-market value of the Series 2002-1 Interest Rate Cap, which is sufficient to restore the immediately prior Shadow Rating or (iv) enter into any arrangement satisfactory to Standard & Poor's, Moody's and the Surety Provider. If the Interest Rate Cap Counterparty fails to take any of the actions described in clauses (i) through (iv) of the preceding sentence upon the occurrence of any of the events described in clauses (y) or (z) of the preceding sentence, or if at any time the long-term senior and unsecured debt rating of the Interest Rate Cap Counterparty is withdrawn or falls below "Baal" by Moody's or "BBB+" by Standard & Poor's, then the Surety Provider may terminate the Series 2001-2 Interest Rate Cap; PROVIDED, HOWEVER, that such Series 2002-1 Interest Rate Cap shall not terminate until the completion of either (A) or (B) below: (A) the Interest Rate Cap Counterparty, or AFC-II at the direction of the Surety Provider, and in each case at the expense of the Interest Rate Cap Counterparty, obtains a replacement Series 2002-1 Interest Rate Cap with a Qualified Interest Rate Cap Counterparty on substantially similar terms to the Series 2002-1 Interest Rate Cap being replaced (or with modifications acceptable to the Surety Provider) or (B) the Interest Rate Cap Counterparty at its expense enters into any arrangement satisfactory to Standard & Poor's, Moody's and the Surety Provider.

          (d) To secure payment of all obligations to the Series 2002-1 Noteholders and the Surety Provider, AFC-II grants a security interest in, and assigns, pledges, grants, transfers and sets over to the Series 2002-1 Agent, for the benefit of the Series 2002-1 Noteholders and the Surety Provider, all of AFC-II's right, title and interest in the Series 2002-1 Interest Rate Caps and all proceeds thereof (the "Series 2002-1 Interest Rate Cap Collateral"). AFC-II shall require all Series 2002-1 Interest Rate Cap Proceeds to be paid to, and the Trustee shall allocate all Series 2002-1 Interest Rate Cap Proceeds to, the Series 2002-1 Accrued Interest Account of the Series 2002-1 Collection Account.

          Section 2.11 SERIES 2002-1 ACCOUNTS PERMITTED INVESTMENTS. AFC-II shall not, and shall not permit, funds on deposit in the Series 2002-1 Accounts to be invested in:

          (i) Permitted Investments that do not mature at least one Business Day before the next Distribution Date;

          (ii) demand deposits, time deposits or certificates of deposit with a maturity in excess of 360 days;

          (iii)  commercial paper which is not rated "P-1" by Moody's;

          (iv) money market funds or eurodollar time deposits which are not rated at least "AAA" by Standard & Poor's;

          (v) eurodollar deposits that are not rated "P-1" by Moody's or that are with financial institutions not organized under the laws of a G-7 nation; or

          (vi) any investment, instrument or security not otherwise listed in clause (i) through (vi) of the definition of "Permitted Investments" in the Base Indenture that is not approved in writing by the Surety Provider.

          Section 2.12 SERIES 2002-1 DEMAND NOTES CONSTITUTE ADDITIONAL COLLATERAL FOR SERIES 2002-1 NOTES.

          In order to secure and provide for the repayment and payment of the obligations with respect to the Series 2002-1 Notes, AFC-II hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2002-1 Noteholders and the Surety Provider, all of AFC-II's right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2002-1 Demand Notes; (ii) all certificates and instruments, if any, representing or evidencing the Series 2002-1 Demand Notes; and (iii) all proceeds of any and all of the foregoing, including, without limitation, cash. On the date hereof, AFC-II shall deliver to the Trustee, for the benefit of the Series 2002-1 Noteholders and the Surety Provider, each Series 2002-1 Demand Note, endorsed in blank. The Trustee, for the benefit of the Series 2002-1 Noteholders and the Surety Provider, shall be the only Person authorized to make a demand for payments on the Series 2002-1 Demand Notes.

                                   ARTICLE III

                               AMORTIZATION EVENTS

          In addition to the Amortization Events set forth in Section 9.1 of the Base Indenture, any of the following shall be an Amortization Event with respect to the Series 2002-1 Notes and collectively shall constitute the Amortization Events set forth in Section 9.1(n) of the Base

Indenture with respect to the Series 2002-1 Notes (without notice or other action on the part of the Trustee or any holders of the Series 2002-1 Notes) and shall not be subject to waiver:

          (a) a Series 2002-1 Enhancement Deficiency shall occur and continue for at least two (2) Business Days; PROVIDED, HOWEVER, that such event or condition shall not be an Amortization Event if during such two (2) Business Day period such Series 2002-1 Enhancement Deficiency shall have been cured in accordance with the terms and conditions of the Indenture and the Related Documents;

          (b) the Series 2002-1 Liquidity Amount shall be less than the Series 2002-1 Required Liquidity Amount for at least two (2) Business Days; PROVIDED, HOWEVER, that such event or condition shall not be an Amortization Event if during such two (2) Business Day period such insufficiency shall have been cured in accordance with the terms and conditions of the Indenture and the Related Documents;

          (c) the Collection Account, the Series 2002-1 Collection Account, the Series 2002-1 Excess Collection Account or the Series 2002-1 Reserve Account shall be subject to an injunction, estoppel or other stay or a Lien (other than Liens permitted under the Related Documents);

          (d) all principal of and interest on the Class A-1 Notes is not paid in full on or before the Class A-1 Expected Final Distribution Date or all principal of and interest on the Class A-2 Notes is not paid in full on or before the Class A-2 Expected Final Distribution Date;

          (e)    the Trustee shall make a demand for payment under the Surety
     Bond;

          (f) the occurrence of an Event of Bankruptcy with respect to the Surety Provider;

          (g) the Surety Provider fails to pay a demand for payment in accordance with the requirements of the Surety Bond;

          (h) any Series 2002-1 Letter of Credit shall not be in full force and effect for at least two (2) Business Days and (x) either a Series 2002-1 Enhancement Deficiency would result from excluding such Series 2002-1 Letter of Credit from the Series 2002-1 Enhancement Amount or (y) the Series 2002-1 Liquidity Amount, excluding therefrom the available amount under such Series 2002-1 Letter of Credit, would be less than the Series 2002-1 Required Liquidity Amount;

          (i) from and after the funding of the Series 2002-1 Cash Collateral Account, the Series 2002-1 Cash Collateral Account shall be subject to an injunction, estoppel or other stay or a Lien (other than Liens permitted under the Related Documents) for at least two (2) Business Days and either
     (x) a Series 2002-1 Enhancement Deficiency would result from excluding the Series 2002-1 Available Cash Collateral Account Amount from the Series 2002-1 Enhancement Amount or (y) the Series 2002-1 Liquidity Amount, excluding therefrom the Series 2002-1 Available Cash Collateral Amount, would be less than the Series 2002-1 Required Liquidity Amount; and

          (j) an Event of Bankruptcy shall have occurred with respect to any Series 2002-1 Letter of Credit Provider or any Series 2002-1 Letter of Credit Provider repudiates its Series 2002-1 Letter of Credit or refuses to honor a proper draw thereon and either (x) a Series 2002-1 Enhancement Deficiency would result from excluding such Series 2002-1 Letter of Credit from the Series 2002-1 Enhancement Amount or (y) the Series 2002-1 Liquidity Amount, excluding therefrom the available amount under such Series 2002-1 Letter of Credit, would be less than the Series 2002-1 Required Liquidity Amount.

                                   ARTICLE IV

                      RIGHT TO WAIVE PURCHASE RESTRICTIONS

          Notwithstanding any provision to the contrary in the Indenture or the Related Documents, upon the Trustee's receipt of notice from any Lessee, any Borrower or AFC-II (i) to the effect that a Manufacturer Program is no longer an Eligible Manufacturer Program and that, as a result, the Series 2002-1 Maximum Non-Program Vehicle Amount is or will be exceeded or (ii) that the Lessees, the Borrowers and AFC-II have determined to increase any Series 2002-1 Maximum Amount, (such notice, a "Waiver Request"), each Series 2002-1 Noteholder may, at its option, waive the Series 2002-1 Maximum Non-Program Vehicle Amount or any other Series 2002-1 Maximum Amount if (i) no Amortization Event exists, (ii) the Requisite Noteholders and the Surety Provider consent to such waiver and (iii) 60 days' prior written notice of such proposed waiver is provided to the Rating Agencies by the Trustee.

          Upon receipt by the Trustee of a Waiver Request (a copy of which the Trustee shall promptly provide to the Rating Agencies), all amounts which would otherwise be allocated to the Series 2002-1 Excess Collection Account (collectively, the "Designated Amounts") from the date the Trustee receives a Waiver Request through the Consent Period Expiration Date will be held by the Trustee in the Series 2002-1 Collection Account for ratable distribution as described below.

          Within ten (10) Business Days after the Trustee receives a Waiver Request, the Trustee shall furnish notice thereof to the Series 2002-1 Noteholders and the Surety Provider, which notice shall be accompanied by a form of consent (each a "Consent") in the form of EXHIBIT B hereto by which the Series 2002-1 Noteholders may, on or before the Consent Period Expiration Date, consent to waiver of the applicable Series 2002-1 Maximum Amount. If the Trustee receives the consent of the Surety Provider and Consents from the Requisite Noteholders agreeing to waiver of the applicable Series 2002-1 Maximum Amount within forty-five (45) days after the Trustee notifies the Series 2002-1 Noteholders of a Waiver Request (the day on which such forty-five (45) day period expires, the "Consent Period Expiration Date"), (i) the applicable Series 2002-1 Maximum Amount shall be deemed waived by the consenting Series 2002-1 Noteholders, (ii) the Trustee will distribute the Designated Amounts as set forth below and (iii) the Trustee shall promptly (but in any event within two days) provide the Rating Agency with notice of such waiver. Any Series 2002-1 Noteholder from whom the Trustee has not received a Consent on or before the Consent Period Expiration Date will be deemed not to have consented to such waiver.

          If the Trustee receives Consents from the Requisite Noteholders on or before the Consent Period Expiration Date, then on the immediately following Distribution Date, the Trustee will pay the Designated Amounts as follows:

          (i) to the non-consenting Series 2002-1 Noteholders, if any, PRO RATA up to the amount required to pay all Series 2002-1 Notes held by such non-consenting Series 2002-1 Noteholders in full; and

          (ii) any remaining Designated Amounts to the Series 2002-1 Excess Collection Account.

          If the amount paid pursuant to clause (i) of the preceding paragraph is not paid in full on the date specified therein, then on each day following such Distribution Date, the Administrator will allocate to the Series 2002-1 Collection Account on a daily basis all Designated Amounts collected on such day. On each following Distribution Date, the Trustee will withdraw a portion of such Designated Amounts from the Series 2002-1 Collection Account and deposit the same in the Series 2002-1 Distribution Account for distribution as follows:

          (a) to the non-consenting Series 2002-1 Noteholders, if any, PRO RATA an amount equal to the Designated Amounts in the Series 2002-1 Collection Account as of the applicable Determination Date up to the aggregate outstanding principal balance of the Series 2002-1 Notes held by the non-consenting Series 2002-1 Noteholders; and

          (b) any remaining Designated Amounts to the Series 2002-1 Excess Collection Account.

          If the Requisite Noteholders or the Surety Provider do not timely consent to such waiver, the Designated Amounts will be re-allocated to the Series 2002-1 Excess Collection Account for allocation and distribution in accordance with the terms of the Indenture and the Related Documents.

          In the event that the Series 2002-1 Rapid Amortization Period shall commence after receipt by the Trustee of a Waiver Request, all such Designated Amounts will thereafter be considered Principal Collections allocated to the Series 2002-1 Noteholders.

                                    ARTICLE V

                           FORM OF SERIES 2002-1 NOTES

          Section 5.1 RESTRICTED GLOBAL SERIES 2002-1 NOTES. The Series 2002-1 Notes to be issued in the United States will be issued in book-entry form and represented by one or more permanent global Notes in fully registered form without interest coupons (each, a "Restricted Global Class A-1 Note" or a "Restricted Global Class A-2 Note", as the case may be), substantially in the forms set forth in EXHIBIT A-1-1 AND A-2-1 hereto, with such legends as may be applicable thereto as set forth in the Base Indenture, and will be sold only in the United States (1) initially to institutional accredited investors within the meaning of Regulation D under the Securities Act in reliance on an exemption from the registration requirements of the Securities Act and (2) thereafter to qualified institutional buyers within the meaning of, and in reliance on,

Rule 144A under the Securities Act and shall be deposited on behalf of the purchasers of the Series 2002-1 Notes represented thereby, with the Trustee as custodian for DTC, and registered in the name of Cede as DTC's nominee, duly executed by AFC-II and authenticated by the Trustee in the manner set forth in
Section 2.4 of the Base Indenture.

          Section 5.2 TEMPORARY GLOBAL SERIES 2002-1 NOTES; PERMANENT GLOBAL SERIES 2002-1 NOTES. The Series 2002-1 Notes to be issued outside the United States will be issued and sold in transactions outside the United States in reliance on Regulation S under the Securities Act, as provided in the applicable note purchase agreement, and shall initially be issued in the form of one or more temporary notes in registered form without interest coupons (each, a "Temporary Global Class A-1 Note" or a "Temporary Global Class A-2 Note", as the case may be), substantially in the forms set forth in Exhibits A-1-2 and A-2-2 hereto, which shall be deposited on behalf of the purchasers of the Series 2002-1 Notes represented thereby with a custodian for, and registered in the name of a nominee of DTC, for the account of Euroclear Bank S.A./N.V., as operator of the Euroclear System or for Clearstream Banking, societe anonyme ("Clearstream"), duly executed by AFC-II and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture. Interests in a Temporary Global Class A-1 Note or a Temporary Global Class A-2 Note will be exchangeable, in whole or in part, for interests in one or more permanent global notes in registered form without interest coupons (each, a "Permanent Global Class A-1 Note" or a "Permanent Global Class A-2 Note", as the case may be), substantially in the form of Exhibits A-1-3 and A-2-3 hereto, in accordance with the provisions of such Temporary Global Class A-1 Note or Temporary Global Class A-2 Note and the Base Indenture (as modified by this Supplement). Interests in a Permanent Global Class A-1 Note or a Permanent Global Class A-2 Note will be exchangeable for definitive Class A-1 Notes or definitive Class A-2 Notes, as the case may be, in accordance with the provisions of such Permanent Global Class A-1 Note or Permanent Global Class A-2 Note and the Base Indenture (as modified by this Supplement).

                                   ARTICLE VI

                                     GENERAL

          Section 6.1 OPTIONAL REPURCHASE. Each Class of the Series 2002-1 Notes shall be subject to repurchase by AFC-II at its option in accordance with
Section 6.3 of the Base Indenture on any Distribution Date after the Class A-1 Invested Amount or the Class A-2 Invested Amount, as the case may be is reduced to an amount less than or equal to 10% of the Class A-1 Initial Invested Amount or the Class A-2 Initial Invested Amount, as the case may be (the "Series 2002-1 Repurchase Amount"); PROVIDED, HOWEVER, that as a condition precedent to any such optional repurchase, on or prior to the Distribution Date on which any Series 2002-1 Note is repurchased by AFC-II pursuant to this Section 6.1, AFC-II shall have paid the Surety Provider all Surety Provider Fees and all other Surety Provider Reimbursement Amounts due and unpaid as of such Distribution Date. The repurchase price for any Series 2002-1 Note shall equal the aggregate outstanding principal balance of such Series 2002-1 Note (determined after giving effect to any payments of principal and interest on such Distribution
Date), plus accrued and unpaid interest on such outstanding principal balance.

          Section 6.2 INFORMATION. The Trustee shall provide to the Series 2002-1 Noteholders, or their designated agent, and the Surety Provider copies of all information furnished to the Trustee or AFC-II pursuant to the Related Documents, as such information relates to the Series 2002-1 Notes or the Series 2002-1 Collateral. In connection with any Preference Amount payable under the Surety Bond, the Trustee shall furnish to the Surety Provider its records evidencing the distributions of principal of and interest on the Series 2002-1 Notes that have been made and subsequently recovered from Series 2002-1 Noteholders and the dates on which such payments were made.

          Section 6.3 EXHIBITS. The following exhibits attached hereto supplement the exhibits included in the Indenture.

          EXHIBIT A-1-1:     Form of Restricted Global Class A-1 Note
          EXHIBIT A-1-2:     Form of Temporary Global Class A-1 Note
          EXHIBIT A-1-3:     Form of Permanent Global Class-1 Note
          EXHIBIT A-2-1      Form of Restricted Global Class A-2 Note
          EXHIBIT A-2-2      Form of Temporary Global Class A-2 Note
          EXHIBIT A-2-3      Form of Permanent Global Class A-2 Note
          EXHIBIT B:         Form of Consent
          EXHIBIT C:         Form of Series 2002-1 Demand Note
          EXHIBIT D:         Form of Letter of Credit
          EXHIBIT E:         Form of Lease Payment Deficit Notice
          EXHIBIT F:         Form of Demand Notice

          Section 6.4 RATIFICATION OF BASE INDENTURE. As supplemented by this Supplement, the Base Indenture is in all respects ratified and confirmed and the Base Indenture as so supplemented by this Supplement shall be read, taken, and construed as one and the same instrument.

          Section 6.5 COUNTERPARTS. This Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

          Section 6.6 GOVERNING LAW. This Supplement shall be construed in accordance with the law of the State of New York (without giving effect to the provisions thereof regarding conflicts of laws), and the obligations, rights and remedies of the parties hereto shall be determined in accordance with such law.

          Section 6.7 AMENDMENTS. This Supplement may be modified or amended from time to time with the consent of the Surety Provider and in accordance with the terms of the Base Indenture; PROVIDED, HOWEVER, that if, pursuant to the terms of the Base Indenture or this Supplement, the consent of the Required Noteholders is required for an amendment or modification of this Supplement, such requirement shall be satisfied if such amendment or modification is consented to by the Series 2002-1 Noteholders representing more than 50% of the aggregate outstanding principal amount of the Series 2002-1 Notes affected thereby; PROVIDED, FURTHER, that if that consent of the Required Noteholders is required for a proposed amendment or modification of this Supplement that (i) affects only the Class A-1 Notes (and does not affect in any

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material respect the Class A-2 Notes, as evidenced by an opinion of counsel to such effect), then such requirement shall be satisfied if such amendment or modification is consented to by the Class A-1 Noteholders representing more than 50% of the aggregate outstanding principal amount of the Class A-1 Notes (without the necessity of obtaining the consent of the Required Noteholders in respect of the Class A-2 Notes) or (ii) affects only the Class A-2 Notes (and does not affect in material respect the Class A-1 Notes, as evidenced by an opinion of counsel to such effect), then such requirement shall be satisfied if such amendment or modification is consented to by the Class A-2 Notesholders representing more than 50% of the aggregate outstanding principal amount of the Class A-2 Notes (without the necessity of obtaining the consent of the Required Noteholders in respect of the Class A-1 Notes).

          Section 6.8 DISCHARGE OF INDENTURE. Notwithstanding anything to the contrary contained in the Base Indenture, no discharge of the Indenture pursuant to Section 11.1(b) of the Base Indenture will be effective as to the Series 2002-1 Notes without the consent of the Required Noteholders.

          Section 6.9 NOTICE TO SURETY PROVIDER AND RATING AGENCIES. The Trustee shall provide to the Surety Provider and each Rating Agency a copy of each notice, opinion of counsel, certificate or other item delivered to, or required to be provided by, the Trustee pursuant to this Supplement or any other Related Document. Each such opinion of counsel shall be addressed to the Surety Provider, shall be from counsel reasonably acceptable to the Surety Provider and shall be in form and substance reasonably acceptable to the Surety Provider. All such notices, opinions, certificates or other items delivered to the Surety Provider shall be forwarded to Ambac Assurance Corporation, One State Street Plaza, New York, New York 10004, Attention: General Counsel, telephone: (212) 668-0430.

          Section 6.10 CERTAIN RIGHTS OF SURETY PROVIDER. The Surety Provider shall be deemed to be an Enhancement Provider entitled to receive confirmation of the rating on the Series 2002-1 Notes (without regard to the Surety Bond) pursuant to the definition of "Rating Agency Confirmation Condition." In addition, the Surety Provider shall be deemed to be an Enhancement Provider entitled to exercise the consent rights described in clause (ii) of the definition of "Rating Agency Consent Condition."

          Section 6.11 SURETY PROVIDER DEEMED NOTEHOLDER AND SECURED PARTY. Except for any period during which a Surety Default is continuing, the Surety Provider shall be deemed to be the holder of 100% of the Series 2002-1 Notes for the purposes of giving any consents, waivers, approvals, instructions, directions, requests, declarations and/or notices pursuant to the Base Indenture and this Supplement. Any reference in the Base Indenture or the Related Documents (including, without limitation, in Sections 2.3, 8.14, 9.1, 9.2 or
12.1 of the Base Indenture) to materially, adversely, or detrimentally affecting the rights or interests of the Noteholders, or words of similar meaning, shall be deemed, for purposes of the Series 2002-1 Notes, to refer to the rights or interests of the Surety Provider. The Surety Provider shall constitute an "Enhancement Provider" with respect to the Series 2002-1 Notes for all purposes under the Indenture and the other Related Documents. Furthermore, the Surety Provider shall be deemed to be a "Secured Party" under the Base Indenture and the Related Documents to the extent of amounts payable to the Surety Provider pursuant to this Supplement and the Insurance Agreement shall constitute an "Enhancement Agreement" with respect to the Series 2002-1

                                      -47-
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Notes for all purposes under the Indenture and the Related Documents. Moreover, wherever in the Related Documents money or other property is assigned, conveyed, granted or held for, a filing is made for, action is taken for or agreed to be taken for, or a representation or warranty is made for the benefit of the Noteholders, the Surety Provider shall be deemed to be the Noteholder with respect to 100% of the Series 2002-1 Notes for such purposes.

          Section 6.12 CAPITALIZATION OF AFC-II. (a) AFC-II agrees that on the Series 2002-1 Closing Date it will have capitalization in an amount equal to or greater than 3% of the sum of (x) the Series 2002-1 Invested Amount and (y) the invested amount of the Series 1997-1 Notes, Series 1998-1 Notes, Series 2000-1 Notes, Series 2000-2 Notes, Series 2000-3 Notes, the Series 2000-4 Notes, the Series 2001-1 Notes and the Series 2001-2 Notes.

          (b) AFC-II represents that, on the Series 2002-1 Closing Date, it received capital contributions, in the form of cash and/or Series 2002-1 Demand Notes executed by ARAC from (i) AESOP Leasing in the amount of $115,211,250 and
(ii) Original AESOP in the amount of $2,351,250.

          Section 6.13 SERIES 2002-1 REQUIRED NON-PROGRAM ENHANCEMENT PERCENTAGE. AFC-II agrees that it will not make any Loan under any Loan Agreement to finance the acquisition of any Vehicle by AESOP Leasing, AESOP Leasing II or ARAC, as the case may be, if, after giving effect to the making of such Loan, the acquisition of such Vehicle and the inclusion of such Vehicle under the relevant Lease, the Series 2002-1 Required Non-Program Enhancement Percentage would exceed 25.0%.

          Section 6.14 THIRD PARTY BENEFICIARY. The Surety Provider is an express third party beneficiary of (i) the Base Indenture to the extent of provisions relating to any Enhancement Provider and (ii) this Supplement.

          Section 6.15 PRIOR NOTICE BY TRUSTEE TO SURETY PROVIDER. Subject to
Section 10.1 of the Base Indenture, the Trustee agrees that, so long as no Amortization Event shall have occurred and be continuing with respect to any Series of Notes other than the Series 2002-1 Notes, it shall not exercise any rights or remedies available to it as a result of the occurrence of an Amortization Event with respect to the Series 2002-1 Notes (except those set forth in clauses (f) and (g) of Article III of this Supplement) or a Series 2002-1 Limited Liquidation Event of Default until after the Trustee has given prior written notice thereof to the Surety Provider and obtained the direction of the Required Noteholders with respect to the Series 2002-1 Notes. The Trustee agrees to notify the Surety Provider promptly following any exercise of rights or remedies available to it as a result of the occurrence of any Amortization Event or a Series 2002-1 Limited Liquidation Event of Default.

          Section 6.16 EFFECT OF PAYMENTS BY THE SURETY PROVIDER. Anything herein to the contrary notwithstanding, any distribution of principal of or interest on the Series 2002-1 Notes that is made with moneys received pursuant to the terms of the Surety Bond shall not (except for the purpose of calculating the Principal Deficit Amount) be considered payment of the Series 2002-1 Notes by AFC-II. The Trustee acknowledges that, without the need for any further action on the part of the Surety Provider, (i) to the extent the Surety Provider makes payments, directly or indirectly, on account of principal of or interest on the Series 2002-1 Notes

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to the Trustee for the benefit of the Series 2002-1 Noteholders or to the Series
2002-1 Noteholders (including any Preference Amounts as defined in the Surety
Bond), the Surety Provider will be fully subrogated to the rights of such Series 2002-1 Noteholders to receive such principal and interest and will be deemed to the extent of the payments so made to be a Series 2002-1 Noteholder and (ii) the Surety Provider shall be paid principal and interest in its capacity as a Series 2002-1 Noteholder until all such payments by the Surety Provider have been fully reimbursed, but only from the sources and in the manner provided herein for the distribution of such principal and interest and in each case only after the Series 2002-1 Noteholders have received all payments of principal and interest due to them hereunder on the related Distribution Date.

          Section 6.17 SERIES 2002-1 DEMAND NOTES. Other than pursuant to a demand thereon pursuant to Section 2.5 of this Supplement, AFC-II shall not reduce the amount of the Series 2002-1 Demand Notes or forgive amounts payable thereunder so that the outstanding principal amount of the Series 2002-1 Demand Notes after such reduction or forgiveness is less than the Series 2002-1 Letter of Credit Liquidity Amount. AFC-II shall not agree to any amendment of the Series 2002-1 Demand Notes without first satisfying the Rating Agency Confirmation Condition and the Rating Agency Consent Condition.

          Section 6.18 SUBROGATION. In furtherance of and not in limitation of the Surety Provider's equitable right of subrogation, each of the Trustee and AFC-II acknowledge that, to the extent of any payment made by the Surety Provider under the Surety Bond with respect to interest on or principal of the Series 2002-1 Notes, including any Preference Amount, as defined in the Surety Bond, the Surety Provider is to be fully subrogated to the extent of such payment and any additional interest due on any late payment, to the rights of the Series 2002-1 Noteholders under the Indenture. Each of AFC-II and the Trustee agree to such subrogation and, further, agree to take such actions as the Surety Provider may reasonably request in writing to evidence such subrogation.

          Section 6.19 TERMINATION OF SUPPLEMENT. This Supplement shall cease to be of further effect when all outstanding Series 2002-1 Notes theretofore authenticated and issued have been delivered (other than destroyed, lost, or stolen Series 2002-1 Notes which have been replaced or paid) to the Trustee for cancellation, AFC-II has paid all sums payable hereunder, the Surety Provider has been paid all Surety Provider Fees and all other Surety Provider Reimbursement Amounts due under the Insurance Agreement and, if the Series 2002-1 Demand Note Payment Amount on the Series 2002-1 Letter of Credit Termination Date was greater than zero, all amounts have been withdrawn from the Series 2002-1 Cash Collateral Account in accordance with Section 2.8(i) of this Supplement.

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          IN WITNESS WHEREOF, AFC-II and the Trustee have caused this Supplement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                          AESOP FUNDING II L.L.C.


                                          By:
                                             -----------------------------------
                                             Title:


                                          THE BANK OF NEW YORK (as successor in
                                            interest to the corporate trust
                                            administration of Harris Trust and
                                            Savings Bank), as Trustee


                                          By:
                                             -----------------------------------
                                             Title:


                                          THE BANK OF NEW YORK, as Series 2002-1
                                            Agent


                                          By:
                                             -----------------------------------
                                             Title: